UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number          811-08416

                    Touchstone Variable Series Trust

(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100
                    Cincinnati, Ohio 45202-4203
(Address of principal executive offices) (Zip code)

E. Blake Moore, Jr.

303 Broadway, Suite 1100
                    Cincinnati, Ohio 45202-4203
(Name and address of agent for service)

Registrant's telephone number, including area code: 800-638-8194

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

December 31, 2023
Annual Report
Touchstone Variable Series Trust
Touchstone Balanced Fund
Touchstone Bond Fund
Touchstone Common Stock Fund
Touchstone Small Company Fund

Page
Letter from the President	3
Management's Discussion of Fund Performance (Unaudited)	4-13
Tabular Presentation of Portfolios of Investments (Unaudited)	14-15
Portfolios of Investments:
Touchstone Balanced Fund	16-18
Touchstone Bond Fund	19-23
Touchstone Common Stock Fund	24
Touchstone Small Company Fund	25
Statements of Assets and Liabilities	26
Statements of Operations	27
Statements of Changes in Net Assets	28-29
Financial Highlights	30-31
Notes to Financial Statements	32-43
Report of Independent Registered Public Accounting Firm	44
Other Items (Unaudited)	45-50
Management of the Trust (Unaudited)	51-53
Privacy Protection Policy	55
This report identifies the Funds' investments on December 31, 2023. These holdings are subject to change. Not all investments in each Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

Letter from the President
Dear Shareholder:
We are pleased to provide you with the Touchstone Variable Series Trust Annual Report. Inside you will find key financial information, as well as manager commentaries for the Funds, for the twelve months ended December 31, 2023.
In 2023, the U.S. Federal Reserve (Fed) increased interest rates to tackle ongoing inflation. For the first three quarters of the year, rates rose a full percentage point, following a four point increase in 2022. In the fourth quarter, the Fed paused rate hikes as inflation eased. While the possibility of a smooth economic transition emerged, the Fed noted that rates would stay "higher for longer" due to inflation still being above its two percent target. The pause in rate hikes led to a fourth-quarter rally in all asset classes, resulting in positive returns for U.S. stocks and fixed income for the year. Globally, developed markets didn't perform as well as the U.S., while emerging markets saw a late-year rally. China, India, and many other Asian emerging market countries finally experienced positive GDP growth in the third quarter after facing challenges in 2022 and the first half of 2023.
In 2023, the U.S. stock market, measured by the S&P 500® Index, saw a 26.29 percent increase. Unlike 2022, growth stocks outperformed value stocks across all market sizes. The Fed's decision to pause rate hikes particularly favored growth stocks, given their higher expected growth rates and longer term earnings growth. The difference between growth and value was most pronounced in large-cap stocks but narrowed in mid and small caps. Among domestic equities, large-cap growth stocks performed the best, especially the "Magnificent 7," largely benefiting from speculation about growth opportunities in artificial intelligence.
In the bond markets, the decision by the Fed to pause rate hikes, driven by easing inflation in the latter part of the year, led to a rally in both high-quality and lower-quality credit. Before the pause, most high-quality bonds were flat to negative in the first three quarters. On the other hand, lower-quality bonds performed well throughout 2023, thanks to the unexpectedly strong economy keeping defaults low. Throughout the year, credit spreads tightened, causing lower-quality bonds to outperform their higher-quality counterparts due to their higher yields. In 2023, the ICE BofA U.S. Cash Pay Index, representing lower-quality bonds, increased by 13.4 percent, while the Bloomberg U.S. Aggregate Bond Index, a broad measure of higher-quality bonds, rose by 5.53 percent.
In times like these, we're reminded of the crucial role played by financial professionals, the significance of trusting your investment strategy, and the risks associated with trying to time the market. Additionally, we hold the belief that more challenging environments present greater opportunities for active managers to enhance value, particularly those who are Distinctively Active with a high Active Share. Your ongoing support is very much appreciated. Thank you for choosing Touchstone as a part of your investment plan.
Sincerely,
E. Blake Moore Jr.
President
Touchstone Variable Series Trust

Management's Discussion of Fund Performance (Unaudited)
Touchstone Balanced Fund
Sub-Advised by Fort Washington Investment Advisors, Inc.
Investment Philosophy
The Touchstone Balanced Fund (the “Fund”) seeks to achieve its investment goal of providing investors with capital appreciation and current income by generally investing in a diversified portfolio comprising approximately 60 percent equity securities and 40 percent fixed-income securities.
With respect to equities, the Fund invests primarily in issuers having a market capitalization, at the time of purchase, above $5 billion. Equity securities include common stock and preferred stock. With respect to fixed-income, the Fund invests primarily in bonds, including mortgage-related securities, asset-backed securities, government securities (both U.S. government securities and foreign sovereign debt), and corporate debt securities.
Fund Performance
The Fund (Class I Shares) outperformed its blended benchmark, the 60 percent S&P 500® Index & 40 percent Bloomberg U.S. Aggregate Bond Index, for the 12 month period ended December 31, 2023.  The Fund’s total return was 18.61 percent while the total return of the blended benchmark was 17.67 percent.
Market Environment
The 12 months ended December 31, 2023 were volatile and marked by high inflation, aggressive central bank tightening, banking panic, and geopolitical conflict. While the first three quarters of 2023 were focused on the number of rate hikes, the sentiment and outlook changed significantly in the fourth quarter as the market looked toward rate cuts. The end to the hiking cycle was ratified as core inflation came down gradually over the year, which, along with strong growth data, supported a ‘soft landing’ becoming the consensus opinion.
Entering 2023, many economists were anticipating a recession due to a slowdown in economic growth brought about by a restrictive Federal Reserve (“Fed”) that raised rates by 525 basis points (bps) since 2022. As a result, the 10-year Treasury rose over 100bps to about 5% and caused tighter financial conditions. In addition to higher rates, bank-lending standards tightened over the previous 12 months, which was exacerbated by the banking crisis in March. Risk assets briefly sold off and there were expectations for a pause in rate hikes until the government showed that it would backstop the financial system, if needed. In contrast to all these negative factors, and market expectations, the labor market was resilient over the year. Job gains continued and the unemployment rate remained range bound. This strong labor market, in addition to excess savings, facilitated consumer strength, which supported economic growth.
Consumer spending surprised many market participants to the upside. While a robust labor market and wage gains certainly helped drive consumption, many Americans built up excess savings following dovish fiscal policy during the pandemic. However, savings have been reduced by inflated prices and higher rates, which continue to affect larger purchases, such as homes and home furnishings.
Nevertheless, by the end of the period market consensus was to avert a recession and for multiple rate cuts next year as inflation declines further. As a result, the longer part of the curve rallied and the 10 year ended below 4%, at 3.9%. Investment grade spreads (BBB Industrials) were range bound for most of the period until a late rally in the fourth quarter ended the year at the 26 percentile. High yield (single B corporates) tightened significantly and ended at their 10 percentile while equities followed suit and the S&P 500 ended within 1% of all-time highs.
Portfolio Review
The allocation effect was positive as the Fund had a higher allocation to equities, which outperformed fixed income. The Fund entered the period with a 6% overweight to equities and ended with a 3% overweight.  The fixed income segment of the Fund outperformed the blended benchmark, resulting in a positive impact to relative performance. Fixed income was a positive contributor due to the overweight to credit through investment grade corporates and emerging market debt.
Security selection within equities was slightly positive compared with the blended benchmark during the year.  Equity outperformance was primarily due to positive security selection within communication services and consumer discretionary sectors. Overweight positions in Meta Platforms Inc., Salesforce, Inc.  and Microsoft Corporation were the largest contributors to positive security selection during the year while an underweight to NVIDIA Corporation detracted, offsetting some of the positive selection.

Management's Discussion of Fund Performance (Unaudited) (Continued)
The Fund entered the year with a 66% weight in equities and ended the year with 63%, largely concentrated in U.S. large cap securities.  The Fund reduced its equity exposure throughout the year as it maintained a modest overweight to risk but acknowledged valuations becoming stretched, in light of strong performance.
Within fixed income, the Fund maintained most sector allocations including its overweight to investment grade credit as the team continues to find attractive bottom-up opportunities with favorable risk/reward characteristics. The Fund did reduce exposure to emerging market debt following strong performance and to moderate overall risk within the asset class. Spreads within emerging markets tightened over the course of the year skewing the risk/reward ratio to downside and not compensating investors for ongoing risks.
Activity within equities was below average for the year. The Fund initiated a few new positions during the year, including International Flavors & Fragrances Inc., The Charles Schwab Corporation, and Stanley Black & Decker, Inc.  We view these names as compelling idiosyncratic opportunities that should perform well even in a weakening economic environment.
Despite increased risks from tightening financial conditions and tight lending standards, the team continues to have a favorable long-term outlook for the U.S. economy and financial markets, but acknowledges valuations are priced for a soft landing.  Combining our economic outlook with expensive valuations, the strategy remains modestly overweight risk compared to the blended benchmark.
Outlook and Conclusion
We believe lower rates, if the Fed begins cutting in 2024, along with a robust labor market should provide a stable to growing environment. While the Fund is at the lower end of its risk budget, we would anticipate security selection to provide a significant opportunity to add value over the year. Broadly speaking, the team believes high quality sectors present the greatest opportunity given current valuations and considering risks are still elevated relative to market expectations. Additionally, if the economy slows more than expected, risk assets are likely to experience weakness and present an opportunity to add risk.
We believe the biggest concern for markets and the Fund are related to inflation and monetary policy. The Fed has tightened aggressively to combat inflation, which despite slowing over the year, has not reached the Fed’s target. If core inflation stays elevated while the labor market remains stable, this would pressure the Fed to keep rates high and cause the market to adjust its current expectations for the path of rates. The longer rates remain overly restrictive the greater the impact to businesses and consumers, which increases the odds of a larger economic slowdown. For the Fund, a steeper economic decline would likely lead to wider credit spreads and lower equity markets, negatively affecting the Fund’s performance. However, with a neutral portfolio risk budget, the Fund will be in a position to increase risk allocation in the event markets experience weakness.
Given our outlook for the economy, markets, and resulting risk positioning, we believe the Fund is appropriately positioned to generate compelling investment returns.  Our base case scenario assumes the economy avoids a deep recession, and markets will likely perform well over the medium-term. The Fund’s slight overweight to equities and credit sectors should perform well in a stable to improving economic environment. We believe the high conviction nature of the strategy should provide excess return through positive security selection in various economic environments.
The Fund is targeting a neutral risk position compared to the blended benchmark. Although near term recession risk has dropped, valuations have become stretched as the market anticipates rate cuts next year while inflation falls further.
Looking ahead, risks to strategy positioning are focused on the lagged effects of Fed tightening, tight credit conditions in bank lending, and the time horizon of how long rates will remain overly restrictive. Although recent data has been in line with expectations, overall growth is likely to continue at below-trend pace over coming quarters, with downside risk from the above factors. Inflation has declined from peak levels and is nearing the Fed’s target range. However, the Fed does not appear to believe the battle with inflation is over and they will likely lean hawkish until they are more confident on the lower trajectory. At current levels, we believe the biggest risk to markets is a sharper slowing in economic growth that would challenge the expectation of a soft landing. As our view of the economy and monetary policy changes, we will adjust positioning accordingly.
Sector positioning reflects generally expensive valuations, relative value, and opportunities within each sector.  During the period, the Fund reduced its exposure to equities slightly following strong performance within the sector.  The Fund ended the year with 63% invested in equities, a 3% overweight compared to the blended benchmark.
Within equities, the Fund remains overweight Communication Services, Health Care, and Financials.  The largest underweights are Utilities and Consumer Staples.  Although improving, our cautious economic outlook coupled with full valuations results in low risk levels within investment portfolios.  We believe valuations generally reflect a high probability of a soft landing with limited margin of safety at current levels, though there are still risks to the downside for the economy as policy remains restrictive and economic growth is set to slow. We are prioritizing high barrier to entry companies with high returns on capital and maintaining a defensive posture within the Fund.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Within fixed income, the Fund remains underweight U.S. Government and Securitized while overweight Investment Grade Credit and Emerging Markets Debt. We are positioning slightly short duration compared to the blended benchmark as longer rates are now more fairly priced following the significant rally over the  fourth quarter of 2023. However, the market’s current expectations for rate cuts will likely shift with new economic data in 2024, which we expect will lead to volatility and present opportunities for tactical adjustments.
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Balanced Fund Class I and the 60% S&P 500® Index & 40% Bloomberg U.S. Aggregate Bond Index
Average Annual Total Returns
Touchstone Balanced Fund	1 Year	5 Years	10 Years
Class I	18.61%	11.29%	7.80%
Class SC*	18.57%	11.29%	7.80%
60% S&P 500® Index & 40% Bloomberg U.S. Aggregate Bond Index	17.67%	9.98%	8.09%
*	The chart above represents performance of Class I shares only, which will vary from the performance of Class SC shares based on the differences in fees paid by shareholders in the different classes. The inception date of Class SC shares was April 13, 2021. Class SC shares performance was calculated using the historical performance of Class I shares for the periods prior to April 13, 2021. The returns have been restated for fees applicable to Class SC shares.
Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.
Notes to Chart
S&P 500® Index is a group of 500 widely held stocks and is commonly regarded to be representative of the large capitalization stock universe.
Bloomberg U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Bond Fund
Sub-Advised by Fort Washington Investment Advisors, Inc.
Investment Philosophy
The Touchstone Bond Fund (the “Fund”) seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal. Under normal circumstances, the Fund invests at least 80 percent of its assets in bonds. Bonds include mortgage-related securities, asset-backed securities, government securities (both U.S. Government and foreign sovereign debt) and corporate debt securities. The Fund primarily invests in investment-grade debt securities but may invest up to 30 percent of total assets in non-investment-grade debt securities rated as low as B by a Nationally Recognized Statistical Rating Organization (NRSRO).
Fund Performance
The Fund (Class I Shares) outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the 12-month period ended December 31, 2023. The Fund’s total return was 6.07 percent, while the total return of the benchmark was 5.53 percent.
Market Environment
The 12 months ending December 31, 2023 were volatile and marked by high inflation, aggressive central bank tightening, banking panic, and geopolitical conflict. While the first three quarters of 2023 were focused on the number of rate hikes, the sentiment and outlook changed significantly in the fourth quarter as the market looked toward rate cuts. The end to the hiking cycle was ratified as core inflation came down gradually over the year, which, along with strong growth data, supported a ‘soft landing’ becoming the consensus opinion.
Entering 2023, many economists were anticipating a recession due to a slowdown in economic growth brought about by a restrictive Federal Reserve (“Fed”) that raised rates by 525 basis points (“bps”) since 2022. As a result, the 10-year Treasury rose over 100bps to about 5% and caused tighter financial conditions. In addition to higher rates, bank-lending standards tightened over the previous 12 months, which was exacerbated by the banking crisis in March. Risk assets briefly sold off and there were expectations for a pause in rate hikes until the government showed that it would backstop the financial system, if needed. In contrast to all these negative factors, and market expectations, the labor market was resilient over the year. Job gains continued and the unemployment rate remained range bound. This strong labor market, in addition to excess savings, facilitated consumer strength, which supported economic growth.
Consumer spending surprised many market participants to the upside. While a robust labor market and wage gains certainly helped drive consumption, many Americans built up excess savings following dovish fiscal policy during the pandemic. However, as savings are reduced by inflated prices and higher rates continue to affect larger purchases, such as homes and home furnishings, consumer spending habits are uncertain going forward. Additionally, even if consumers are willing to endure higher interest costs, they may be unable to borrow until banks ease lending standards.
Nevertheless, by the end of December market consensus was to avert a recession and for multiple rate cuts next year as inflation declines further. As a result, the longer part of the curve rallied and the 10-year ended below 4%, at 3.9%. Investment grade spreads (BBB Industrials) were range bound for most of the year until the late rally in the fourth quarter ending the year at the 26 percentile. High yield (single B corporates) tightened significantly and ended at its 10 percentile while equities followed suit and the S&P 500 ended within 1% of all-time highs.
Portfolio Review
Security selection was the largest contributor to performance during the period, driven by investment grade corporate and securitized allocations. The Fund’s holdings outperformed the benchmark as credit spreads tightened over the year and volatility performed well in the fourth quarter.
The Fund’s risk overweight positioning was a contributor to returns over the past year. The Fund’s risk budget target hovered at 40% for the majority of the period. 2023 was a volatile period but spreads were generally range bound around historical averages until a rally in the fourth quarter. The Fund’s overweight to investment grade credit and emerging markets debt were the primary contributors from an allocation perspective; however, the high yield credit default swap index position did detract from outperformance.
Duration and curve positioning were a slight detractor from performance. Rates were extremely volatile in 2023 as the economy was impacted by high inflation and restrictive monetary policy. The Fund was positioned long duration relative to the benchmark,

Management's Discussion of Fund Performance (Unaudited) (Continued)
which hurt performance as rates rose, until the fourth quarter when rates declined meaningfully. However, duration positioning was tactically shifted short during the fourth quarter, which offset the positive contribution as rates continued to move lower.
During the past 12 months, the risk budget was initially 60% before quickly decreasing to 40% at the end of the reporting period. This reduction in risk appetite was due to changing macroeconomic factors and the Fed’s continued path of rate hikes. In general, credit spreads are in the 26-10 percentile relative to history, which shifts the risk/reward ratio to the downside.
The Fund maintained risk overweight positions in investment grade credit, securitized assets, and emerging markets debt. From an interest rate perspective, the Fund was biased long duration relative to the benchmark throughout most of the period. This shifted during the fourth quarter after rates declined and we believe long rates ended the period more fairly valued. The Fund ended fourth quarter positioned slightly short duration compared to the benchmark with an overweight to the intermediate part of the yield curve.
Overall, interest rate positioning of the Fund was a slight detractor over 2023. The Fund was biased long duration relative to the benchmark throughout most of the year, which detracted from performance as rates rose during the first nine months of 2023. However, rates came down meaningfully during the fourth quarter, which generated positive performance until duration positioning was shifted tactically short compared to the benchmark. This offset the positive contribution as rates continued to decline, resulting in a neutral impact for the fourth quarter.
The yield curve positioning of the Fund was a positive contributor to performance over the period. The Fund shifted its exposure to various parts of the curve over the course of the year, first benefitting from the curve flattening and, more recently, the curve steepening, which helped offset the total rate detraction. The curve flattened becoming more inverted as the Fed raised their Funds rate and then steepened over third quarter 2023 as the market priced in rates being higher for longer.
Outlook and Conclusion
From an absolute return perspective, we believe the return prospects for fixed income are attractive going forward. With the rise in interest rates across the yield curve, the yield offered by fixed income can now offer a buffer against price changes and, in the long-term, generate returns more consistent with historical averages for fixed income. The Fund’s positioning reflects our views and conviction of opportunities for overall risk appetite, sector relative value, and security selection.
The Fund is targeting a modest overweight to spread risk representing 40% of the risk budget. Credit spreads rallied in the fourth quarter from around historical averages and ended the year at the 26 and 10 percentiles, for investment grade and high yield, respectively. While recent economic data provides support for these levels, further upside is limited which is the basis for our modest risk overweight.
Sector positioning reflects generally expensive valuations, relative value, and opportunities within each sector. Allocations were generally unchanged over the year and primary risk exposures include:
The Fund remains overweight to investment grade credit. Within the allocation, the Fund is maintaining a risk overweight in sectors where compelling bottom-up opportunities exist such as utilities,  Real Estate Investment Trust ("REITs"), banks, health care, and media. Incremental changes will continue to consist of adding high quality, defensive positions as lower rated cyclicals are sold into strength.
Securitized products remain an overweight exposure relative to the benchmark. We continue to favor non-agency exposure and are positioned appropriately with overweight exposure to non-agency residential mortgage backed securities(“RMBS"), asset backed securities, and commercial mortgage backed securities (“CMBS”). We believe deep discount AAA-rated non-agency RMBS offers compelling value as does high-quality CMBS that has widened in concert with broader CMBS disruptions from distressed office properties across the sector.
The overweight allocation to emerging markets debt (“EMD”) was maintained. Throughout most of 2023, the high yield portion of the market offered better relative value while the investment grade portion remained expensive. EMD high yield spreads tightened over the fourth quarter but ended above median levels relative to history driven by continued cheapness in the lowest rated segments.
We believe bottom-up fundamental analysis within each sector will continue to present security selection opportunities for the Fund, which can add excess returns through different potential paths for the economy and markets.
As of the end of the reporting period, we are positioning the Fund slightly short duration relative to the benchmark with an overweight to the intermediate part of the yield curve. Positioning is also generally underweight long maturities relative to the index to benefit as the yield curve steepens. Following the significant rally in rates over the fourth quarter, we believe longer yields are now more fairly priced. However, the market’s current expectations for rate cuts will likely shift with new economic data in 2024, which we expect will lead to volatility and present opportunities for tactical adjustments.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Looking ahead, risks to strategy positioning are focused on the lagged effects of Fed tightening, tight credit conditions in bank lending, and the time horizon of how long rates will remain restrictive. These factors could result in a significantly weaker economy and be a catalyst for wider credit spreads.
Although recent data has been in line with expectations, we believe overall growth is likely to continue at below-trend pace over coming quarters, with downside risk from the above factors. Inflation has declined from peak levels and is nearing the Fed’s target range. However, the Fed does not appear to believe the battle with inflation is over and they will likely lean hawkish until they are more confident on the lower trajectory. At current levels, the biggest risk to markets is a sharper slowing in economic growth that would challenge the expectation of a soft landing. As our view of the economy and monetary policy changes, we will adjust positioning accordingly.
We believe the Fund is positioned to perform well in a stable/improving environment for risk assets. As of the end of the reporting period, we are targeting using 40% of the risk budget. We believe valuations are generally a bit expensive given historical medians with risk/reward skewed to the downside. If conditions are stable to improving, the Fund is positioned well to benefit from the additional yield relative to the benchmark and small potential price appreciation if spreads grind tighter. If economic growth slows more than expected, the Fund is also in a position to add exposure opportunistically if risk assets experience weakness. Additionally, we believe positive security selection can benefit the Fund in many different market environments.
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Bond Fund Class I and the Bloomberg U.S. Aggregate Bond Index
Average Annual Total Returns
Touchstone Bond Fund	1 Year	5 Years	10 Years
Class I	6.07%	1.82%	1.43%
Class SC*	5.77%	1.64%	1.19%
Bloomberg U.S. Aggregate Bond Index	5.53%	1.10%	1.81%
*	The chart above represents performance of Class I shares only, which will vary from the performance of Class SC shares based on the differences in fees paid by shareholders in the different classes. The inception date of Class SC shares was July 10, 2019. Class SC shares performance was calculated using the historical performance of Class I shares for the periods prior to July 10, 2019. The returns have been restated for fees applicable to Class SC shares.
Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.
Note to Chart
Bloomberg U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Common Stock Fund
Sub-Advised by Fort Washington Investment Advisors, Inc.
Investment Philosophy
The Touchstone Common Stock Fund (the “Fund”) seeks to provide investors with capital appreciation. The Fund invests at least 80 percent of its assets in large capitalization equity securities. The Fund’s sub-adviser, Fort Washington Investment Advisors, Inc., seeks to invest in companies that are trading below what is believed to be the estimate of the companies’ intrinsic value and have a sustainable competitive advantage or a high barrier to entry in place.
Fund Performance
The Fund (Class I Shares) outperformed its benchmark, the S&P 500® Index, for the 12-month period ended December 31, 2023. The Fund’s total return was 26.66 percent while the benchmark’s total return was 26.29 percent.
Market Environment
U.S. equities recorded positive returns in the first half of 2023 as rates pulled back, inflation readings came in lower than expected, and the labor market and consumer spending remained healthy. This was despite fears of a hard landing amid tightening financial conditions and a backdrop that included several large bank failures. U.S. equities were modestly lower in the third quarter. While earnings releases and corporate guidance generally exceeded expectations during the period, the significant rate move during the period provided a challenging backdrop for equities. The fourth quarter, however, brought a significant rebound as U.S. equities rallied to close out the period. The perceived Federal Reserve (“Fed”) pivot during the fourth quarter fueled a soft landing narrative for investors. The benchmark sectors that led the market higher during the period were Information Technology, Communication Services, and Consumer Discretionary. The Utilities sector was the worst performer for the index, followed by Energy, Consumer Staples, and Health Care.
Portfolio Review
Sectors in which the Fund outperformed the benchmark include Communication Services, Real Estate, Consumer Discretionary, Consumer Staples, and Materials. Sectors where the Fund underperformed were Information Technology, Energy, Financials, Industrials, and Health Care. Sector allocation contributed to performance for the period primarily due to the overweight to Communication Services and the underweight to Utilities.
The three stocks that contributed most to performance were Meta Platforms Inc. (“Meta”) (Communication Services sector), Salesforce Inc. (“Salesforce”) (Information Technology sector), and Microsoft Corp. (“Microsoft”) (Information Technology sector).
Meta’s stock did well due to continued strong performance of the business. Revenue growth is driven by strong consumer engagement with Meta’s services. Reels continues to grow at high rates driving incremental engagement and monetization opportunities across Instagram and Facebook. Management’s 2024 outlook suggests continued discipline in operating expenses, leading to higher expectations for operating margins. Salesforce’s shares outperformed due to stronger than expected growth in new bookings coupled with continued improvement in operating margins. Management indicated continued improvement in margins going forward, including contributions from a material increase in sales productivity. Microsoft’s stock benefited from stronger than expected growth in cloud revenues, including contributions from new artificial intelligence (“AI”) services. We continue to view the company is well positioned to deliver strong revenue growth over time as a result of its competitive positions in cloud infrastructure and AI services.
The three stocks that detracted the most from performance were Johnson & Johnson, BioMarin Pharmaceutical Inc. (“Biomarin”), and Bristol-Myers Squibb Company (“Bristol-Meyers Squibb”)  (all Health Care sector).
Healthcare as a whole underperformed in the period, with defensive names like Johnson & Johnson lagging amidst excitement about the new category of weight loss drugs. In addition, headlines around the company’s court proceedings with talc litigation continued to serve as an overhang for the shares during the period. Biomarin shares underperformed during the period. The company is in the process of launching two potential blockbuster drugs -- Voxzogo for Achondroplasia and Roctavian for Hemophilia A gene therapy. Shares experienced weakness throughout the year based on a few items. Early in the year, a potential Voxzogo competitor published phase 2 data that looked very good, though the numbers were small, and the product is a few years away from approval even if things go smoothly. Also in the first quarter, the U.S. Food and Drug Administration (“FDA”) pushed back the action date on Roctavian’s application by 90 days. Biomarin had said many times this was a likely outcome after the company provided additional phase 3 data but of course, an early approval would have been better. Additionally, Roctavian’s launch in Europe was slower than hoped, due to reimbursement negotiations. Also, there was disappointment regarding certain aspects of

Management's Discussion of Fund Performance (Unaudited) (Continued)
the detailed prescribing information when the FDA approved Roctavian, on June 29. We continue to see good risk-reward for the shares, taking into account these recent developments. Bristol-Myers Squibb shares underperformed along with other pharmaceutical stocks in a market that favored growth stocks over value. The company has launched several high-potential products over the last few years, and they are especially important given the company’s need to refresh its commercial portfolio as it faces significant patent expirations over the next several years. While we do not think these products will fully “fill the hole” from patent expirations, we do not see that as a strategic imperative, and believe the business as it stands is undervalued.
As the period came to a close, the strategy had an overweight in the Communication Services, Health Care, and Financials sectors and an underweight in the Consumer Staples, Consumer Discretionary, Information Technology, Real Estate, Energy, and Industrials sectors. The weight in the Materials sector was roughly in line with that of the index. The Fund held no positions in the Utilities sector.
During the period, the Fund added Stanley Black & Decker Inc. (Industrials sector), International Flavors & Fragrances Inc. (Materials sector), and The Charles Schwab Corp. (Financials sector) to the portfolio and removed Deere & Co. (Industrials sector), Fox Corp. (Communication Services sector), and AT&T Inc. (Communication Services sector) from the portfolio.
Outlook and Conclusion
Looking ahead, we continue to question whether a hard landing is still to come. Soft landings are typically preceded by the easing of lending standards while the tightening of lending standards precedes hard landings. We continue to believe bank-lending standards will stay tight in the coming quarters. As a result, we expect to see additional downside risk to growth and believe the path for a soft landing remains narrow mainly due to the lag effects of higher interest rates. Consistent with our approach over the past couple of years, we have maintained a high-quality portfolio with a focus on higher return on capital and higher barrier-to-entry businesses with pricing power. We continue to be alert for signals that would warrant a risk-on shift, but we believe, at this point, our high-quality posture will benefit the portfolio going forward.
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Common Stock Fund Class I and the S&P 500® Index
Average Annual Total Returns
Touchstone Common Stock Fund	1 Year	5 Years	10 Years
Class I	26.66%	16.22%	11.29%
Class SC*	26.35%	15.98%	10.99%
S&P 500® Index	26.29%	15.69%	12.03%
*	The chart above represents performance of Class I shares only, which will vary from the performance of Class SC shares based on the differences in fees paid by shareholders in the different classes. The inception date of Class SC shares was July 10, 2019. Class SC shares performance was calculated using the historical performance of Class I shares for the periods prior to July 10, 2019. The returns have been restated for fees applicable to Class SC shares.
Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.
Note to Chart
S&P 500® Index is a group of 500 widely held stocks and is commonly regarded to be representative of the large capitalization stock universe.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Small Company Fund
Sub-Advised by Fort Washington Investment Advisors, Inc.
Investment Philosophy
The Touchstone Small Company Fund (the “Fund”) seeks to provide investors with growth of capital by investing primarily in common stocks of small companies that the sub-adviser believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued.
Fund Performance
The Fund (Class I Shares) underperformed its benchmark, the Russell 2000® Index, for the 12-month period ended December 31, 2023. The Fund’s total return was 16.60 percent while the return of the benchmark was 16.93 percent.
Market Environment
Economic growth in 2023 was resilient with Real gross domestic product ("GDP") accelerating from 1.7% in the first quarter to 2.9% in the third quarter and Nominal GDP growing 6%. Despite resilient economic growth, small cap earnings expectations have been under pressure for 18 months. In fact, small caps experienced an earnings recession in 2023 with earnings down 15% from inflated 2022 levels. Earnings were inflated due to excessive fiscal and monetary stimulus driving demand and spending well above long-term trend.
Portfolio Review
The Fund’s performance was driven by negative stock selection within Health Care and Materials sectors.  This was partially offset by positive stock selection within Industrials and Communications Services.
The Fund’s top five positive contributors were Onto Innovation Inc., TopBuild Corp., CarGurus, Inc., ITT Inc., and Crane Company. The portfolio’s five largest detractors were Leslie’s Inc., Premier, Inc., Veradigm Inc., Digi International Inc., and WNS Holdings Ltd.
At the end of the period, the Fund was overweight in the following sectors relative to the benchmark: Industrials, Information Technology, Consumer Discretionary, Real Estate, and Communications Services. At the end of the period, the Fund was underweight Financials and Energy, and approximately in-line with the benchmark’s weight in Health Care.  The Fund held no positions within the Consumer Staples and Utilities sectors.
Outlook and Conclusion
We expect economic growth to decelerate but remain positive over the intermediate term. We believe 2024 small cap earnings expectations for 9% growth is optimistic, but we are closer to earnings expectations normalizing than 18 months ago. Inflationary pressures and interest rates moderated, but the absolute level of prices and rates appear restrictive to growth and corporate earnings.
Small cap valuations have expanded from a trough of 11 times to 14 times, but these levels are still a discount to the 16 times average over the last 25 years. Small cap valuations relative to large cap at 0.7 times remain near 25-year lows and small caps as a total of U.S. market capitalization are near a record low of 4% compared to the 7% long-term average. We believe the low relative valuation and percentage of market capitalization creates a favorable risk/return dynamic for small caps for investors with a long-term investment horizon.
As we look forward, we believe modest economic growth, stabilizing earnings expectations, and undemanding relative valuations are constructive to support positive small cap returns in 2024.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Small Company Fund Class I and the Russell 2000® Index
Average Annual Total Returns
Touchstone Small Company Fund	1 Year	5 Years	10 Years
Class I	16.60%	12.29%	9.49%
Russell 2000® Index	16.93%	9.97%	7.16%
The inception date of the Fund was November 30, 2000.
Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.
Notes to Chart
Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.
The Frank Russell Company (FRC) is the source and owner of the Russell 2000® Index data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Tabular Presentation of Portfolios of Investments (Unaudited)
December 31, 2023
The tables below provide each Fund’s sector allocation and/or credit quality. We hope it will be useful to shareholders as it summarizes key information about each Fund’s investments.
Touchstone Balanced Fund

Credit Quality*(% of Fixed Income Securities)
AAA/Aaa	46.7%
AA/Aa	4.9
A/A	15.4
BBB/Baa	33.0
Total	100.0%
Sector Allocation**(% of Net Assets)
Common Stocks
Information Technology	17.5%
Health Care	9.7
Financials	9.7
Communication Services	8.9
Consumer Discretionary	5.7
Industrials	5.3
Consumer Staples	2.4
Energy	2.0
Materials	1.6
Real Estate	0.7
Corporate Bonds	18.3
U.S. Treasury Obligations	8.2
Commercial Mortgage-Backed Securities	4.1
U.S. Government Mortgage-Backed Obligations	3.9
Exchange-Traded Fund	1.0
Sovereign Government Obligations	0.2
Short-Term Investment Fund	0.9
Other Assets/Liabilities (Net)	(0.1)
Total	100.0%
Touchstone Bond Fund

Credit Quality*(% of Fixed Income Securities)
AAA/Aaa	38.0%
AA/Aa	9.3
A/A	13.9
BBB/Baa	31.6
BB/Ba	0.3
B/B	0.6
CC	0.2
Not Rated	3.2
Cash Equivalents	2.9
Total	100.0%
Touchstone Common Stock Fund

Sector Allocation**(% of Net Assets)
Information Technology	27.4%
Health Care	15.5
Financials	15.3
Communication Services	13.3
Consumer Discretionary	9.0
Industrials	8.3
Consumer Staples	4.0
Energy	3.2
Materials	2.6
Real Estate	1.2
Short-Term Investment Fund	0.3
Other Assets/Liabilities (Net)	(0.1)
Total	100.0%

* Credit quality ratings are from S&P Global Ratings ("S&P") and Moody's Investors Service (“Moody's”). If agency ratings differ, the higher rating will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.
** Sector classifications are based upon the Global Industry Classification Standard (GICS®).

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)
Touchstone Small Company Fund

Sector Allocation*(% of Net Assets)
Industrials	22.6%
Information Technology	18.2
Health Care	15.8
Consumer Discretionary	14.0
Financials	9.7
Real Estate	8.1
Materials	3.7
Communication Services	3.2
Energy	3.0
Short-Term Investment Fund	1.9
Other Assets/Liabilities (Net)	(0.2)
Total	100.0%
* Sector classifications are based upon the Global Industry Classification Standard (GICS®).

Portfolio of Investments
Touchstone Balanced Fund – December 31, 2023
Shares		Market Value
	Common Stocks — 63.5%
	Information Technology — 17.5%
13,185	Apple, Inc.	$ 2,538,508
3,115	International Business Machines Corp.	509,458
8,512	Microsoft Corp.	3,200,853
6,666	Oracle Corp.	702,796
2,949	Salesforce, Inc.*	776,000
3,574	Texas Instruments, Inc.	609,224
1,952	Workday, Inc. - Class A*	538,869
		8,875,708
	Health Care — 9.7%
5,781	BioMarin Pharmaceutical, Inc.*	557,404
8,935	Bristol-Myers Squibb Co.	458,455
2,980	Cencora, Inc.	612,032
2,722	HCA Healthcare, Inc.	736,791
5,818	Johnson & Johnson	911,913
7,902	Medtronic PLC	650,967
1,942	UnitedHealth Group, Inc.	1,022,405
		4,949,967
	Financials — 9.7%
21,793	Bank of America Corp.	733,770
4,048	Berkshire Hathaway, Inc. - Class B*	1,443,760
4,353	Charles Schwab Corp. (The)	299,486
2,140	Goldman Sachs Group, Inc. (The)	825,548
384	Markel Group, Inc.*	545,242
4,138	PayPal Holdings, Inc.*	254,114
3,219	Visa, Inc. - Class A	838,067
		4,939,987
	Communication Services — 8.9%
13,038	Alphabet, Inc. - Class C*	1,837,445
11,777	Comcast Corp. - Class A	516,422
4,324	Meta Platforms, Inc. - Class A*	1,530,523
767	Netflix, Inc.*	373,437
2,667	Walt Disney Co. (The)	240,803
		4,498,630
	Consumer Discretionary — 5.7%
2,567	Airbnb, Inc. - Class A*	349,471
2,136	Alibaba Group Holding Ltd. (China) ADR	165,561
10,639	Amazon.com, Inc.*	1,616,490
2,381	Hilton Worldwide Holdings, Inc.	433,556
3,659	Starbucks Corp.	351,301
		2,916,379
	Industrials — 5.3%
2,270	Boeing Co. (The)*	591,698
856	FedEx Corp.	216,542
1,161	Hubbell, Inc.	381,888
6,347	RTX Corp.	534,037
9,216	Southwest Airlines Co.	266,158
6,422	SS&C Technologies Holdings, Inc.	392,448
3,335	Stanley Black & Decker, Inc.	327,164
		2,709,935
	Consumer Staples — 2.4%
10,705	Monster Beverage Corp.*	616,715
6,538	Philip Morris International, Inc.	615,095
		1,231,810
	Energy — 2.0%
7,488	Exxon Mobil Corp.	748,650
4,923	Schlumberger NV	256,193
		1,004,843
Shares		Market Value

	Materials — 1.6%
6,663	DuPont de Nemours, Inc.	$ 512,585
3,906	International Flavors & Fragrances, Inc.	316,269
		828,854
	Real Estate — 0.7%
1,833	Jones Lang LaSalle, Inc.*	346,199
	Total Common Stocks	$32,302,312
Principal Amount
	Corporate Bonds — 18.3%
	Financials — 5.0%
$ 150,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland), 2.450%, 10/29/26	138,903
114,000	American Express Co., 5.282%, 7/27/29	116,482
107,000	American Tower Corp. REIT, 5.900%, 11/15/33	113,507
112,000	Ares Capital Corp., 3.250%, 7/15/25	107,162
81,000	Bank of America Corp., 2.687%, 4/22/32	68,514
82,000	Bank of America Corp., 3.705%, 4/24/28	78,366
94,000	Bank of Montreal (Canada), 3.803%, 12/15/32	86,534
80,000	Bank of New York Mellon Corp. (The), 5.834%, 10/25/33	84,942
70,000	Berkshire Hathaway Finance Corp., 4.250%, 1/15/49	65,475
54,000	Capital One Financial Corp., 7.149%, 10/29/27	56,084
77,000	Citigroup, Inc., 3.200%, 10/21/26	73,480
60,000	Citigroup, Inc., 6.174%, 5/25/34	62,198
112,000	Corestates Capital III, 144a, (TSFR3M + 0.832%), 6.211%, 2/15/27(A)	106,682
122,000	Goldman Sachs Group, Inc. (The), 2.615%, 4/22/32	102,585
55,000	Goldman Sachs Group, Inc. (The), 3.691%, 6/5/28	52,587
41,000	Huntington Bancshares, Inc., 2.550%, 2/4/30	35,129
128,000	JPMorgan Chase & Co., 2.956%, 5/13/31	112,661
100,000	JPMorgan Chase & Co., 3.509%, 1/23/29	94,851
112,000	Mastercard, Inc., 2.000%, 11/18/31	94,631
109,000	Morgan Stanley, 3.950%, 4/23/27	105,867
66,000	Morgan Stanley, 5.297%, 4/20/37	64,345
74,000	New York Life Global Funding, 144a, 4.550%, 1/28/33	73,085
76,000	Northern Trust Corp., 6.125%, 11/2/32	81,756
113,000	Northwestern Mutual Life Insurance Co. (The), 144a, 3.850%, 9/30/47	90,798
117,000	PNC Capital Trust, (TSFR3M + 0.832%), 6.209%, 6/1/28(A)	108,837
98,000	Royal Bank of Canada (Canada), MTN, 5.200%, 8/1/28	100,055
185,000	Truist Bank, Ser A, (TSFR3M + 0.932%), 6.311%, 5/15/27(A)	173,820
68,000	US Bancorp, 4.967%, 7/22/33	64,570
		2,513,906
	Consumer Discretionary — 2.0%
101,000	7-Eleven, Inc., 144a, 1.800%, 2/10/31	82,208
88,000	BAT Capital Corp. (United Kingdom), 3.557%, 8/15/27	84,033
89,000	Brunswick Corp., 4.400%, 9/15/32	81,258
55,000	Delta Air Lines, Inc. / SkyMiles IP Ltd., 144a, 4.750%, 10/20/28	54,108
105,000	General Motors Financial Co., Inc., 3.100%, 1/12/32	89,549
56,000	General Motors Financial Co., Inc., 5.650%, 1/17/29	57,412
59,000	Home Depot, Inc. (The), 5.950%, 4/1/41	66,154
113,000	Lowe's Cos., Inc., 4.500%, 4/15/30	112,503
52,000	Mattel, Inc., 5.450%, 11/1/41	46,586
110,000	Toll Brothers Finance Corp., 3.800%, 11/1/29	103,176
118,000	Toyota Motor Corp. (Japan), 5.118%, 7/13/28	122,178
104,000	Warnermedia Holdings, Inc., 5.141%, 3/15/52	89,737
		988,902
	Industrials — 1.7%
100,000	Amcor Flexibles North America, Inc., 2.630%, 6/19/30	86,652

Touchstone Balanced Fund (Continued)
Principal Amount		MarketValue
	Corporate Bonds — 18.3% (Continued)
	Industrials — 1.7% (Continued)
$ 53,000	Boeing Co. (The), 5.805%, 5/1/50	$ 55,105
83,000	Burlington Northern Santa Fe LLC, 5.750%, 5/1/40	90,570
54,000	Carrier Global Corp., 3.577%, 4/5/50	42,278
94,000	FedEx Corp., 5.100%, 1/15/44	91,357
99,000	John Deere Capital Corp., MTN, 2.450%, 1/9/30	88,840
81,000	Norfolk Southern Corp., 4.837%, 10/1/41	78,274
71,000	Roper Technologies, Inc., 2.950%, 9/15/29	65,129
114,000	Waste Management, Inc., 4.875%, 2/15/34	116,494
52,000	WestRock MWV LLC, 8.200%, 1/15/30	59,957
117,000	Xylem, Inc., 1.950%, 1/30/28	105,826
		880,482
	Health Care — 1.7%
84,000	AbbVie, Inc., 4.450%, 5/14/46	77,389
90,000	Amgen, Inc., 5.150%, 3/2/28	92,076
67,000	Becton Dickinson & Co., 4.685%, 12/15/44	62,824
86,000	CommonSpirit Health, 4.187%, 10/1/49	72,766
73,000	CVS Health Corp., 5.125%, 7/20/45	69,284
104,000	DH Europe Finance II Sarl, 3.250%, 11/15/39	86,548
72,000	Elevance Health, Inc., 4.750%, 2/15/33	72,119
88,000	HCA, Inc., 5.375%, 9/1/26	88,451
72,000	Thermo Fisher Scientific, Inc., 5.404%, 8/10/43	76,370
107,000	UnitedHealth Group, Inc., 3.500%, 8/15/39	91,214
100,000	Viatris, Inc., 2.700%, 6/22/30	84,613
		873,654
	Utilities — 1.7%
127,000	CMS Energy Corp., 4.750%, 6/1/50	114,672
74,000	Duke Energy Progress LLC, 4.150%, 12/1/44	63,189
72,000	Edison International, 4.125%, 3/15/28	69,574
98,000	FirstEnergy Transmission LLC, 144a, 5.450%, 7/15/44	94,979
107,000	NextEra Energy Capital Holdings, Inc., (TSFR3M + 2.329%), 7.659%, 10/1/66(A)	96,804
104,000	Ohio Power Co., Ser R, 2.900%, 10/1/51	70,756
126,000	Pacific Gas and Electric Co., 3.500%, 8/1/50	87,296
89,000	PacifiCorp., 5.750%, 4/1/37	91,149
183,000	WEC Energy Group, Inc., (TSFR3M + 2.374%), 7.754%, 5/15/67(A)	163,694
		852,113
	Information Technology — 1.6%
107,000	Apple, Inc., 4.650%, 2/23/46	105,879
116,000	Broadcom, Inc., 4.150%, 11/15/30	110,961
105,000	Marvell Technology, Inc., 2.950%, 4/15/31	91,905
112,000	Microchip Technology, Inc., 0.983%, 9/1/24	108,512
54,000	Micron Technology, Inc., 2.703%, 4/15/32	45,425
20,000	Micron Technology, Inc., 6.750%, 11/1/29	21,637
138,000	Microsoft Corp., 2.525%, 6/1/50	94,692
46,000	Oracle Corp., 2.650%, 7/15/26	43,637
32,000	Oracle Corp., 3.600%, 4/1/40	25,616
24,000	Oracle Corp., 4.300%, 7/8/34	22,471
65,000	Visa, Inc., 4.150%, 12/14/35	63,788
71,000	VMware LLC, 1.400%, 8/15/26	64,975
		799,498
	Energy — 1.2%
28,000	Cenovus Energy, Inc. (Canada), 5.250%, 6/15/37	26,493
112,000	Cheniere Energy, Inc., 4.625%, 10/15/28	109,196
60,000	Continental Resources, Inc., 144a, 5.750%, 1/15/31	59,651
106,000	DCP Midstream Operating LP, 144a, 6.750%, 9/15/37	116,551
95,000	Midwest Connector Capital Co. LLC, 144a, 4.625%, 4/1/29	91,556
67,000	MPLX LP, 4.950%, 3/14/52	59,836
81,000	NGPL PipeCo LLC, 144a, 7.768%, 12/15/37	90,091
Principal Amount		MarketValue

	Energy — 1.2% (Continued)
$ 47,000	Occidental Petroleum Corp., 7.950%, 6/15/39	$ 54,755
20,000	Sabine Pass Liquefaction LLC, 5.000%, 3/15/27	20,094
		628,223
	Consumer Staples — 1.2%
63,000	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Belgium), 4.900%, 2/1/46	61,790
50,000	J M Smucker Co. (The), 6.500%, 11/15/53	57,933
86,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 2.500%, 1/15/27	79,195
33,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 4.375%, 2/2/52	24,574
64,000	Kroger Co. (The), 5.000%, 4/15/42	60,181
96,000	Mars, Inc., 144a, 3.875%, 4/1/39	84,368
55,000	PepsiCo, Inc., 1.625%, 5/1/30	46,916
125,000	Philip Morris International, Inc., 5.375%, 2/15/33	128,353
65,000	Starbucks Corp., 3.350%, 3/12/50	48,719
		592,029
	Real Estate — 1.1%
100,000	Crown Castle International Corp. REIT, 3.650%, 9/1/27	95,124
122,000	Host Hotels & Resorts LP REIT, Ser F, 4.500%, 2/1/26	119,671
94,000	Invitation Homes Operating Partnership LP REIT, 4.150%, 4/15/32	86,552
47,000	Kilroy Realty LP REIT, 3.050%, 2/15/30	39,989
74,000	Sabra Health Care LP REIT, 5.125%, 8/15/26	72,701
58,000	SBA Tower Trust REIT, 144a, 6.599%, 1/15/28	59,652
46,000	STORE Capital Corp. REIT, 2.700%, 12/1/31	34,903
8,000	STORE Capital Corp. REIT, 2.750%, 11/18/30	6,290
63,000	STORE Capital Corp. REIT, 4.625%, 3/15/29	58,257
		573,139
	Communication Services — 0.8%
54,000	AT&T, Inc., 4.500%, 5/15/35	51,256
60,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 6.484%, 10/23/45	59,158
74,000	Comcast Corp., 4.000%, 3/1/48	62,364
28,000	Paramount Global, 4.200%, 5/19/32	25,054
118,000	T-Mobile USA, Inc., 3.875%, 4/15/30	111,994
42,000	T-Mobile USA, Inc., 5.750%, 1/15/54	44,632
98,000	Verizon Communications, Inc., 2.987%, 10/30/56	65,087
		419,545
	Materials — 0.3%
90,000	Celanese US Holdings LLC, 6.165%, 7/15/27	92,279
83,000	Sherwin-Williams Co. (The), 4.500%, 6/1/47	76,255
		168,534
	Total Corporate Bonds	$9,290,025
	U.S. Treasury Obligations — 8.2%
50,000	U.S. Treasury Bond, 3.625%, 5/15/53	46,453
505,000	U.S. Treasury Bond, 4.000%, 11/15/42	492,572
109,000	U.S. Treasury Bond, 4.000%, 11/15/52	108,051
272,000	U.S. Treasury Note, 3.625%, 5/31/28	269,354
1,180,000	U.S. Treasury Note, 4.000%, 2/29/28	1,184,840
1,035,000	U.S. Treasury Note, 4.375%, 11/30/28	1,060,147
1,000,000	U.S. Treasury Note, 4.875%, 11/30/25	1,010,586
	Total U.S. Treasury Obligations	$4,172,003
	Commercial Mortgage-Backed Securities — 4.1%
60,000	BANK, Ser 2020-BN26, Class A4, 2.403%, 3/15/63	51,126
145,000	BANK, Ser 2021-BN36, Class A5, 2.470%, 9/15/64	121,742
280,000	BANK, Ser 2021-BN37, Class A5, 2.618%, 11/15/64(A)(B)	235,609
75,000	BANK, Ser 2022-BNK39, Class A4, 2.928%, 2/15/55(A)(B)	64,723

Touchstone Balanced Fund (Continued)
Principal Amount		MarketValue
	Commercial Mortgage-Backed Securities — 4.1% (Continued)
$ 55,000	BBCMS Mortgage Trust, Ser 2021-C11, Class A5, 2.322%, 9/15/54	$ 45,760
165,000	BBCMS Mortgage Trust, Ser 2021-C12, Class A5, 2.689%, 11/15/54	140,448
45,000	BBCMS Mortgage Trust, Ser 2022-C14, Class A5, 2.946%, 2/15/55(A)(B)	38,827
140,000	BBCMS Mortgage Trust, Ser 2022-C16, Class A5, 4.600%, 6/15/55(A)(B)	136,314
160,000	Benchmark Mortgage Trust, Ser 2018-B8, Class A5, 4.232%, 1/15/52	151,091
255,000	Citigroup Commercial Mortgage Trust, Ser 2020-GC46, Class A5, 2.717%, 2/15/53	220,140
80,000	COMM Mortgage Trust, Ser 2015-DC1, Class A5, 3.350%, 2/10/48	77,540
80,000	GS Mortgage Securities Trust, Ser 2020-GC47, Class A5, 2.377%, 5/12/53	67,465
235,000	JP Morgan Chase Commercial Mortgage Securities Trust, Ser 2016-JP2, Class A4, 2.822%, 8/15/49	218,779
170,000	JP Morgan Chase Commercial Mortgage Securities Trust, Ser 2017-JP7, Class A5, 3.454%, 9/15/50	156,500
75,000	Morgan Stanley Capital I Trust, Ser 2018-H3, Class A5, 4.177%, 7/15/51	71,076
170,000	Wells Fargo Commercial Mortgage Trust, Ser 2019-C51, Class A4, 3.311%, 6/15/52	152,083
145,000	Wells Fargo Commercial Mortgage Trust, Ser 2019-C53, Class A4, 3.040%, 10/15/52	129,912
	Total Commercial Mortgage-Backed Securities	$2,079,135
	U.S. Government Mortgage-Backed Obligations — 3.9%
95,258	FHLMC, Pool #G05624, 4.500%, 9/1/39	95,347
62,470	FHLMC, Pool #Q29260, 4.000%, 10/1/44	60,432
289,576	FHLMC REMIC, Pool #QE9228, 4.500%, 9/1/52	281,095
294,916	FHLMC REMIC, Pool #SD1436, 4.500%, 8/1/52	286,278
285,454	FHLMC REMIC, Pool #SD1515, 4.500%, 8/1/52	277,093
281,659	FHLMC REMIC, Pool #SD1620, 5.000%, 9/1/52	279,079
295,982	FHLMC REMIC, Pool #SD1638, 5.000%, 9/1/52	293,831
38,248	FNMA, Pool #725423, 5.500%, 5/1/34	39,419
34,393	FNMA, Pool #725610, 5.500%, 7/1/34	35,446
7,788	FNMA, Pool #890310, 4.500%, 12/1/40	7,787
26,734	FNMA, Pool #AD9193, 5.000%, 9/1/40	27,196
283,992	FNMA, Pool #FS2906, 5.000%, 9/1/52	281,982
	Total U.S. Government Mortgage-Backed Obligations	$1,964,985
Shares
Exchange-Traded Fund — 1.0%
5,777	iShares J.P. Morgan USD Emerging Markets Bond ETF	514,500
Principal Amount
Sovereign Government Obligations — 0.2%
$ 146,000	Peruvian Government International Bond, 2.780%, 12/1/60	90,885
Shares		MarketValue
	Short-Term Investment Fund — 0.9%
467,587	Dreyfus Government Cash Management, Institutional Shares, 5.25%∞Ω	$ 467,587
	Total Investment Securities—100.1% (Cost $42,063,888)	$50,881,432
	Liabilities in Excess of Other Assets — (0.1%)	(26,996)
	Net Assets — 100.0%	$50,854,436
(A)	Variable rate security - Rate reflected is the rate in effect as of December 31, 2023.
(B)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of December 31, 2023.
Portfolio Abbreviations:
ADR – American Depositary Receipt
DAC – Designated Activity Company
ETF – Exchange-Traded Fund
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
LLC – Limited Liability Company
LP – Limited Partnership
MTN – Medium Term Note
PLC – Public Limited Company
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduit
TSFR3M – Three Month Term Secured Overnight Financing Rate
USD – United States Dollar
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, these securities were valued at $1,003,729 or 2.0% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$32,302,312	$—	$—	$32,302,312
Corporate Bonds	—	9,290,025	—	9,290,025
U.S. Treasury Obligations	—	4,172,003	—	4,172,003
Commercial Mortgage-Backed Securities	—	2,079,135	—	2,079,135
U.S. Government Mortgage-Backed Obligations	—	1,964,985	—	1,964,985
Exchange-Traded Fund	514,500	—	—	514,500
Sovereign Government Obligations	—	90,885	—	90,885
Short-Term Investment Fund	467,587	—	—	467,587
Total	$33,284,399	$17,597,033	$—	$50,881,432
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Bond Fund – December 31, 2023
Principal Amount		Market Value
	Corporate Bonds — 43.0%
	Financials — 11.7%
$ 269,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland), 2.450%, 10/29/26	$ 249,099
239,000	American Express Co., 5.282%, 7/27/29	244,203
285,000	American Tower Corp. REIT, 5.900%, 11/15/33	302,332
191,000	Ares Capital Corp., 3.250%, 7/15/25	182,750
135,000	Bank of America Corp., 2.687%, 4/22/32	114,191
169,000	Bank of America Corp., 3.705%, 4/24/28	161,510
226,000	Bank of Montreal (Canada), 3.803%, 12/15/32	208,050
206,000	Bank of New York Mellon Corp. (The), 5.834%, 10/25/33	218,726
333,000	Bank of Nova Scotia (The) (Canada), 3.625%, 10/27/81	255,711
254,000	Barclays PLC (United Kingdom), 2.894%, 11/24/32	208,544
119,000	Berkshire Hathaway Finance Corp., 4.250%, 1/15/49	111,307
110,000	Capital One Financial Corp., 7.149%, 10/29/27	114,246
152,000	Citigroup, Inc., 3.200%, 10/21/26	145,052
122,000	Citigroup, Inc., 6.174%, 5/25/34	126,468
212,000	Citizens Bank NA, 4.575%, 8/9/28	201,419
214,000	Cooperatieve Rabobank UA (Netherlands), 144a, 1.106%, 2/24/27	196,021
236,000	Corestates Capital III, 144a, (TSFR3M + 0.832%), 6.211%, 2/15/27(A)	224,795
237,000	Goldman Sachs Group, Inc. (The), 2.615%, 4/22/32	199,283
123,000	Goldman Sachs Group, Inc. (The), 3.691%, 6/5/28	117,603
86,000	Huntington Bancshares, Inc., 2.550%, 2/4/30	73,686
173,000	JPMorgan Chase & Co., 2.956%, 5/13/31	152,268
226,000	JPMorgan Chase & Co., 3.509%, 1/23/29	214,363
252,000	Mastercard, Inc., 2.000%, 11/18/31	212,921
210,000	Morgan Stanley, 3.950%, 4/23/27	203,963
170,000	Morgan Stanley, 5.297%, 4/20/37	165,736
185,000	New York Life Global Funding, 144a, 4.550%, 1/28/33	182,711
200,000	Northern Trust Corp., 6.125%, 11/2/32	215,148
266,000	Northwestern Mutual Life Insurance Co. (The), 144a, 3.850%, 9/30/47	213,738
293,000	PNC Capital Trust, (TSFR3M + 0.832%), 6.209%, 6/1/28(A)	272,559
204,000	Royal Bank of Canada (Canada), MTN, 5.200%, 8/1/28	208,277
349,000	Truist Bank, Ser A, (TSFR3M + 0.932%), 6.311%, 5/15/27(A)	327,908
159,000	US Bancorp, 4.967%, 7/22/33	150,981
		6,175,569
	Consumer Discretionary — 4.5%
251,000	7-Eleven, Inc., 144a, 1.800%, 2/10/31	204,298
185,000	BAT Capital Corp. (United Kingdom), 3.557%, 8/15/27	176,660
186,000	Brunswick Corp., 4.400%, 9/15/32	169,821
117,000	Delta Air Lines, Inc. / SkyMiles IP Ltd., 144a, 4.750%, 10/20/28	115,102
340,000	General Motors Financial Co., Inc., 3.100%, 1/12/32	289,970
114,000	General Motors Financial Co., Inc., 5.650%, 1/17/29	116,874
153,000	Home Depot, Inc. (The), 5.950%, 4/1/41	171,551
153,000	Imperial Brands Finance PLC (United Kingdom), 144a, 6.125%, 7/27/27	157,212
208,000	Lowe's Cos., Inc., 4.500%, 4/15/30	207,085
114,000	Mattel, Inc., 5.450%, 11/1/41	102,131
241,000	Toll Brothers Finance Corp., 3.800%, 11/1/29	226,049
247,000	Toyota Motor Corp. (Japan), 5.118%, 7/13/28	255,747
226,000	Warnermedia Holdings, Inc., 5.141%, 3/15/52	195,006
		2,387,506
	Health Care — 3.9%
191,000	AbbVie, Inc., 4.450%, 5/14/46	175,967
156,000	Alcon Finance Corp. (Switzerland), 144a, 3.800%, 9/23/49	126,346
204,000	Amgen, Inc., 5.150%, 3/2/28	208,705
179,000	Becton Dickinson & Co., 4.685%, 12/15/44	167,844
177,000	CommonSpirit Health, 4.187%, 10/1/49	149,763
Principal Amount		Market Value

	Health Care — 3.9% (Continued)
$ 162,000	CVS Health Corp., 5.125%, 7/20/45	$ 153,754
197,000	DH Europe Finance II Sarl, 3.250%, 11/15/39	163,941
183,000	Elevance Health, Inc., 4.750%, 2/15/33	183,303
217,000	HCA, Inc., 5.375%, 9/1/26	218,112
152,000	Thermo Fisher Scientific, Inc., 5.404%, 8/10/43	161,225
210,000	UnitedHealth Group, Inc., 3.500%, 8/15/39	179,019
204,000	Viatris, Inc., 2.700%, 6/22/30	172,611
		2,060,590
	Industrials — 3.8%
183,000	Amcor Flexibles North America, Inc., 2.630%, 6/19/30	158,574
103,000	Boeing Co. (The), 5.805%, 5/1/50	107,090
190,000	Burlington Northern Santa Fe LLC, 5.750%, 5/1/40	207,329
135,000	Carrier Global Corp., 3.577%, 4/5/50	105,694
229,000	FedEx Corp., 5.100%, 1/15/44	222,560
201,000	John Deere Capital Corp., MTN, 2.450%, 1/9/30	180,372
164,000	Norfolk Southern Corp., 4.837%, 10/1/41	158,480
133,000	Roper Technologies, Inc., 2.950%, 9/15/29	122,003
239,000	Waste Management, Inc., 4.875%, 2/15/34	244,228
347,000	Weir Group PLC (The) (United Kingdom), 144a, 2.200%, 5/13/26	322,721
136,000	WestRock MWV LLC, 8.200%, 1/15/30	156,812
		1,985,863
	Energy — 3.7%
144,000	Aker BP ASA (Norway), 144a, 6.000%, 6/13/33	149,849
53,000	Cenovus Energy, Inc. (Canada), 5.250%, 6/15/37	50,148
265,000	Cheniere Energy, Inc., 4.625%, 10/15/28	258,365
135,000	Continental Resources, Inc., 144a, 5.750%, 1/15/31	134,214
307,000	DCP Midstream Operating LP, 144a, 6.750%, 9/15/37	337,559
184,885	MC Brazil Downstream Trading SARL (Brazil), 144a, 7.250%, 6/30/31	144,903
266,000	Midwest Connector Capital Co. LLC, 144a, 4.625%, 4/1/29	256,357
169,000	MPLX LP, 4.950%, 3/14/52	150,931
199,000	NGPL PipeCo LLC, 144a, 7.768%, 12/15/37	221,333
101,000	Occidental Petroleum Corp., 7.950%, 6/15/39	117,665
206,000	Petroleos Mexicanos (Mexico), 6.625%, 6/15/35	158,033
		1,979,357
	Utilities — 3.6%
295,000	CMS Energy Corp., 4.750%, 6/1/50	266,365
126,000	Duke Energy Progress LLC, 4.150%, 12/1/44	107,591
140,000	Edison International, 4.125%, 3/15/28	135,282
227,000	Electricite de France SA (France), 144a, 4.875%, 9/21/38	210,328
247,000	FirstEnergy Transmission LLC, 144a, 5.450%, 7/15/44	239,387
236,000	NextEra Energy Capital Holdings, Inc., (TSFR3M + 2.329%), 7.659%, 10/1/66(A)	213,512
228,000	Ohio Power Co., Ser R, 2.900%, 10/1/51	155,119
251,000	Pacific Gas and Electric Co., 3.500%, 8/1/50	173,898
86,000	PacifiCorp., 5.750%, 4/1/37	88,077
348,000	WEC Energy Group, Inc., (TSFR3M + 2.374%), 7.754%, 5/15/67(A)	311,287
		1,900,846
	Information Technology — 3.2%
228,000	Apple, Inc., 4.650%, 2/23/46	225,611
291,000	Broadcom, Inc., 4.150%, 11/15/30	278,360
245,000	Marvell Technology, Inc., 2.950%, 4/15/31	214,446
249,000	Microchip Technology, Inc., 0.983%, 9/1/24	241,246
136,000	Micron Technology, Inc., 2.703%, 4/15/32	114,404
56,000	Micron Technology, Inc., 6.750%, 11/1/29	60,583
282,000	Microsoft Corp., 2.525%, 6/1/50	193,500
117,000	Oracle Corp., 2.650%, 7/15/26	110,989
81,000	Oracle Corp., 3.600%, 4/1/40	64,840

Touchstone Bond Fund (Continued)
Principal Amount		Market Value
	Corporate Bonds — 43.0% (Continued)
	Information Technology — 3.2% (Continued)
$ 64,000	Oracle Corp., 4.300%, 7/8/34	$ 59,924
148,000	Visa, Inc., 4.150%, 12/14/35	145,240
		1,709,143
	Consumer Staples — 2.7%
133,000	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Belgium), 4.900%, 2/1/46	130,445
206,000	Ashtead Capital, Inc. (United Kingdom), 144a, 4.000%, 5/1/28	194,003
106,000	J M Smucker Co. (The), 6.500%, 11/15/53	122,817
252,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 2.500%, 1/15/27	232,061
81,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 4.375%, 2/2/52	60,318
144,000	Kroger Co. (The), 5.000%, 4/15/42	135,408
226,000	Mars, Inc., 144a, 3.875%, 4/1/39	198,616
253,000	Philip Morris International, Inc., 5.375%, 2/15/33	259,786
111,000	Starbucks Corp., 3.350%, 3/12/50	83,197
		1,416,651
	Real Estate — 2.6%
243,000	Crown Castle International Corp. REIT, 3.650%, 9/1/27	231,151
228,000	Host Hotels & Resorts LP REIT, Ser F, 4.500%, 2/1/26	223,647
244,000	Invitation Homes Operating Partnership LP REIT, 4.150%, 4/15/32	224,667
102,000	Kilroy Realty LP REIT, 3.050%, 2/15/30	86,784
195,000	Sabra Health Care LP REIT, 5.125%, 8/15/26	191,576
205,000	SBA Tower Trust REIT, 144a, 6.599%, 1/15/28	210,839
80,000	STORE Capital Corp. REIT, 2.700%, 12/1/31	60,702
45,000	STORE Capital Corp. REIT, 2.750%, 11/18/30	35,381
127,000	STORE Capital Corp. REIT, 4.625%, 3/15/29	117,440
		1,382,187
	Communication Services — 2.2%
161,000	AT&T, Inc., 4.500%, 5/15/35	152,818
239,000	British Telecommunications PLC (United Kingdom), 144a, 3.250%, 11/8/29	218,488
138,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 6.484%, 10/23/45	136,063
164,000	Comcast Corp., 4.000%, 3/1/48	138,213
62,000	Paramount Global, 4.200%, 5/19/32	55,476
226,000	T-Mobile USA, Inc., 3.875%, 4/15/30	214,497
99,000	T-Mobile USA, Inc., 5.750%, 1/15/54	105,205
228,000	Verizon Communications, Inc., 2.987%, 10/30/56	151,426
		1,172,186
	Materials — 1.1%
139,000	Braskem Netherlands Finance BV (Brazil), 144a, 4.500%, 1/31/30	107,906
119,000	Braskem Netherlands Finance BV (Brazil), 144a, 5.875%, 1/31/50	82,452
221,000	Celanese US Holdings LLC, 6.165%, 7/15/27	226,596
203,000	Sherwin-Williams Co. (The), 4.500%, 6/1/47	186,503
		603,457
	Total Corporate Bonds	$22,773,355
	U.S. Treasury Obligations — 18.8%
1,380,000	U.S. Treasury Bond, 2.375%, 2/15/42	1,063,031
85,000	U.S. Treasury Bond, 3.625%, 5/15/53	78,970
795,000	U.S. Treasury Bond, 4.000%, 11/15/42	775,436
963,000	U.S. Treasury Bond, 4.000%, 11/15/52	954,612
2,051,000	U.S. Treasury Note, 3.375%, 5/15/33	1,972,485
70,000	U.S. Treasury Note, 3.625%, 5/31/28	69,319
1,537,000	U.S. Treasury Note, 3.875%, 8/15/33	1,538,201
Principal Amount		Market Value
	U.S. Treasury Obligations — 18.8% (Continued)
$2,755,000	U.S. Treasury Note, 4.375%, 11/30/28	$ 2,821,938
695,000	U.S. Treasury Note, 4.875%, 11/30/25	702,357
	Total U.S. Treasury Obligations	$9,976,349
	Commercial Mortgage-Backed Securities — 10.0%
675,000	BANK, Ser 2018-BN14, Class A3, 3.966%, 9/15/60	646,724
285,000	BANK, Ser 2020-BN26, Class A4, 2.403%, 3/15/63	242,850
365,000	BANK, Ser 2022-BNK39, Class A4, 2.928%, 2/15/55(A)(B)	314,985
275,000	BBCMS Mortgage Trust, Ser 2021-C11, Class A5, 2.322%, 9/15/54	228,800
500,000	BPR Trust, Ser 2021-KEN, Class B, 144a, (TSFR1M + 2.064%), 7.426%, 2/15/29(A)	498,419
250,000	Citigroup Commercial Mortgage Trust, Ser 2020-GC46, Class A5, 2.717%, 2/15/53	215,823
360,000	DBUBS Mortgage Trust, Ser 2017-BRBK, Class B, 144a, 3.530%, 10/10/34(A)(B)	317,205
367,585	GS Mortgage Securities Corp. II, Ser 2017-SLP, Class B, 144a, 3.772%, 10/10/32	354,559
250,000	GS Mortgage Securities Trust, Ser 2017-FARM, Class B, 144a, 3.541%, 1/10/43(A)(B)	209,074
390,000	GS Mortgage Securities Trust, Ser 2020-GC47, Class A5, 2.377%, 5/12/53	328,893
210,000	HONO Mortgage Trust, Ser 2021-LULU, Class B, 144a, (TSFR1M + 1.564%), 6.926%, 10/15/36(A)	198,962
805,000	JP Morgan Chase Commercial Mortgage Securities Trust, Ser 2017-JP7, Class A5, 3.454%, 9/15/50	741,075
350,000	JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2018-MINN, Class A, 144a, (TSFR1M + 1.317%), 6.679%, 11/15/35(A)	332,596
355,000	Morgan Stanley Capital I Trust, Ser 2018-H3, Class A5, 4.177%, 7/15/51	336,429
320,000	New York City Housing Development Corp., Ser 2014-8SPR, Class B, 3.864%, 2/15/48	312,575
	Total Commercial Mortgage-Backed Securities	$5,278,969
	U.S. Government Mortgage-Backed Obligations — 6.1%
38,806	FHLMC, Pool #A95946, 4.000%, 1/1/41	37,929
26,169	FHLMC, Pool #A96485, 4.500%, 1/1/41	26,202
8,821	FHLMC, Pool #G03217, 5.500%, 9/1/37	9,105
3,933	FHLMC, Pool #G03781, 6.000%, 1/1/38	4,111
529,085	FHLMC REMIC, Pool #QD2143, 2.000%, 12/1/51	433,236
2,395	FNMA, Pool #561741, 7.500%, 1/1/31	2,447
143,934	FNMA, Pool #725423, 5.500%, 5/1/34	148,340
127,381	FNMA, Pool #725610, 5.500%, 7/1/34	131,283
3,247	FNMA, Pool #889734, 5.500%, 6/1/37	3,347
21,512	FNMA, Pool #AB1149, 5.000%, 6/1/40	21,884
20,708	FNMA, Pool #AB1800, 4.000%, 11/1/40	20,220
35,526	FNMA, Pool #AD3795, 4.500%, 4/1/40	35,519
45,200	FNMA, Pool #AD9150, 5.000%, 8/1/40	45,950
89,114	FNMA, Pool #AD9193, 5.000%, 9/1/40	90,652
58,817	FNMA, Pool #AE0548, 4.500%, 11/1/40	58,807
47,379	FNMA, Pool #AE4429, 4.000%, 10/1/40	46,263
995	FNMA, Pool #AH2666, 4.000%, 1/1/26	976
2,040	FNMA, Pool #AH3493, 4.000%, 2/1/26	2,001
75,296	FNMA, Pool #AL0054, 4.500%, 2/1/41	75,283
218,154	FNMA, Pool #AR9195, 3.000%, 3/1/43	200,818
182,194	FNMA, Pool #AT2016, 3.000%, 4/1/43	167,714
142,584	FNMA, Pool #BC1158, 3.500%, 2/1/46	133,236
300,744	FNMA, Pool #FM4996, 2.000%, 12/1/50	250,332
178,755	FNMA, Pool #FM5468, 2.500%, 1/1/36	165,688
260,946	FNMA, Pool #FM5682, 2.500%, 1/1/51	223,580
83,460	FNMA, Pool #MA1175, 3.000%, 9/1/42	77,001
49,137	FNMA, Pool #MA2177, 4.000%, 2/1/35	48,057
301,484	FNMA, Pool #MA4166, 3.000%, 10/1/40	276,685

Touchstone Bond Fund (Continued)
Principal Amount		Market Value
	U.S. Government Mortgage-Backed Obligations — 6.1% (Continued)
$ 65,657	GNMA, Pool #4853, 4.000%, 11/20/40	$ 64,395
50,647	GNMA, Pool #4883, 4.500%, 12/20/40	50,684
200,491	GNMA, Pool #5175, 4.500%, 9/20/41	200,639
16,687	GNMA, Pool #736696, 4.500%, 5/15/40	16,611
121,099	GNMA, Pool #AD1745, 3.000%, 2/20/43	110,220
74,553	GNMA, Pool #MA1157, 3.500%, 7/20/43	70,878
	Total U.S. Government Mortgage-Backed Obligations	$3,250,093
	Non-Agency Collateralized Mortgage Obligations — 5.2%
44,979	Agate Bay Mortgage Trust, Ser 2013-1, Class B3, 144a, 3.542%, 7/25/43(A)(B)	42,605
220,511	Agate Bay Mortgage Trust, Ser 2015-4, Class B2, 144a, 3.499%, 6/25/45(A)(B)	210,866
253,997	Agate Bay Mortgage Trust, Ser 2015-7, Class B1, 144a, 3.644%, 10/25/45(A)(B)	236,713
129,992	CSMC Trust, Ser 2013-IVR3, Class B2, 144a, 3.407%, 5/25/43(A)(B)	125,614
180,130	CSMC Trust, Ser 2015-1, Class B3, 144a, 3.900%, 1/25/45(A)(B)	170,173
112,240	CSMC Trust, Ser 2015-WIN1, Class B3, 144a, 3.771%, 12/25/44(A)(B)	105,891
324,547	Deephaven Residential Mortgage Trust, Ser 2022-2, Class A1, 144a, 4.300%, 3/25/67(A)(B)	308,551
115	Deutsche ALT-A Securities, Inc. ALT, Ser 2003-2XS, Class A6, 5.470%, 9/25/33(A)(B)	112
16,836	EverBank Mortgage Loan Trust, Ser 2013-1, Class B1, 144a, 3.506%, 3/25/43(A)(B)	16,615
395,148	EverBank Mortgage Loan Trust, Ser 2018-1, Class B2, 144a, 3.576%, 2/25/48(A)(B)	343,315
289,383	Mill City Mortgage Loan Trust, Ser 2018-3, Class M3, 144a, 3.250%, 8/25/58(A)(B)	245,233
76,269	Residential Asset Securitization Trust, Ser 2006-A1, Class 1A3, 6.000%, 4/25/36	32,826
43,137	Sequoia Mortgage Trust, Ser 2013-10, Class B2, 144a, 3.532%, 8/25/43(A)(B)	41,023
62,980	Sequoia Mortgage Trust, Ser 2013-5, Class B1, 144a, 3.494%, 5/25/43(A)(B)	59,734
435,332	Sequoia Mortgage Trust, Ser 2018-CH3, Class B1B, 144a, 4.763%, 8/25/48(A)(B)	410,256
394,520	Sequoia Mortgage Trust, Ser 2018-CH3, Class B2B, 144a, 4.763%, 8/25/48(A)(B)	371,795
20,509	Washington Mutual Mortgage Pass-Through Certificates, Ser 2005-9, Class 2A4, 5.500%, 11/25/35	17,788
	Total Non-Agency Collateralized Mortgage Obligations	$2,739,110
	Asset-Backed Securities — 4.9%
343,000	Driven Brands Funding LLC, Ser 2021-1A, Class A2, 144a, 2.791%, 10/20/51	293,483
192,648	Elara HGV Timeshare Issuer LLC, Ser 2019-A, Class B, 144a, 2.910%, 1/25/34	183,334
289,500	Jack in the Box Funding LLC, Ser 2022-1A, Class A2I, 144a, 3.445%, 2/26/52	266,408
265,990	Jersey Mike's Funding, Ser 2019-1A, Class A2, 144a, 4.433%, 2/15/50	251,929
149,375	Jimmy Johns Funding LLC, Ser 2017-1A, Class A2II, 144a, 4.846%, 7/30/47	141,970
295,500	Jimmy Johns Funding LLC, Ser 2022-1A, Class A2I, 144a, 4.077%, 4/30/52	275,575
375,000	Madison Park Funding XLIX Ltd. (Cayman Islands), Ser 2021-49A, Class B1, 144a, (TSFR3M + 1.962%), 7.358%, 10/19/34(A)	373,694
Principal Amount		Market Value
	Asset-Backed Securities — 4.9% (Continued)
$ 350,000	New Mountain CLO 1 Ltd. (Cayman Islands), Ser CLO-1A, Class AR, 144a, (TSFR3M + 1.462%), 6.855%, 10/15/34(A)	$ 349,493
294,750	Planet Fitness Master Issuer LLC, Ser 2022-1A, Class A2I, 144a, 3.251%, 12/5/51	273,176
217,388	TAL Advantage VII LLC, Ser 2020-1A, Class A, 144a, 2.050%, 9/20/45	197,364
	Total Asset-Backed Securities	$2,606,426
Shares
Exchange-Traded Fund — 3.6%
21,289	iShares J.P. Morgan USD Emerging Markets Bond ETF	1,895,998
Principal Amount
	Agency Collateralized Mortgage Obligations — 3.3%
$ 230,000	FHLMC REMIC, Ser 4991, Class HB, 2.000%, 7/25/50	161,815
725,000	FHLMC REMIC, Ser 5178, Class CV, 2.000%, 11/25/40	537,709
9,153	FNMA REMIC, Ser 2015-51, Class KC, 3.000%, 6/25/45	8,605
196,633	FNMA REMIC, Ser 2017-90, Class KA, 3.000%, 11/25/47	182,530
450,000	FNMA REMIC, Ser 2019-35, Class KB, 3.000%, 7/25/49	357,489
675,000	FNMA REMIC, Ser 2022-16, Class KB, 2.500%, 11/25/49	510,557
	Total Agency Collateralized Mortgage Obligations	$1,758,705
	Sovereign Government Obligations — 1.3%
210,000	Bahamas Government International Bond, 144a, 6.000%, 11/21/28	184,800
206,000	Chile Government International Bond, 3.100%, 1/22/61	138,063
206,000	Colombia Government International Bond, 3.250%, 4/22/32	163,498
226,000	Ecuador Government International Bond, 144a, 6.000%, 7/31/30(A)(B)	104,482
210,000	Ghana Government International Bond, 144a, 7.625%, 5/16/29	90,763
	Total Sovereign Government Obligations	$681,606
Shares
	Short-Term Investment Fund — 2.7%
1,410,379	Dreyfus Government Cash Management, Institutional Shares, 5.25%∞Ω	1,410,379
	Total Investment Securities—98.9% (Cost $55,728,053)	$52,370,990
	Other Assets in Excess of Liabilities — 1.1%	579,071
	Net Assets — 100.0%	$52,950,061
(A)	Variable rate security - Rate reflected is the rate in effect as of December 31, 2023.
(B)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of December 31, 2023.

Touchstone Bond Fund (Continued)
Portfolio Abbreviations:
CLO – Collateralized Loan Obligation
DAC – Designated Activity Company
ETF – Exchange-Traded Fund
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
ICE – Intercontinental Exchange, Inc.
LLC – Limited Liability Company
LP – Limited Partnership
MTN – Medium Term Note
PLC – Public Limited Company
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduit
TSFR1M – One Month Term Secured Overnight Financing Rate
TSFR3M – Three Month Term Secured Overnight Financing Rate
USD – United States Dollar
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, these securities were valued at $12,034,848 or 22.7% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$—	$22,773,355	$—	$22,773,355
U.S. Treasury Obligations	—	9,976,349	—	9,976,349
Commercial Mortgage-Backed Securities	—	5,278,969	—	5,278,969
U.S. Government Mortgage-Backed Obligations	—	3,250,093	—	3,250,093
Non-Agency Collateralized Mortgage Obligations	—	2,739,110	—	2,739,110
Asset-Backed Securities	—	2,606,426	—	2,606,426
Exchange-Traded Fund	1,895,998	—	—	1,895,998
Agency Collateralized Mortgage Obligations	—	1,758,705	—	1,758,705
Sovereign Government Obligations	—	681,606	—	681,606
Short-Term Investment Fund	1,410,379	—	—	1,410,379
Other Financial Instruments
Futures
Interest rate contracts	36,429	—	—	36,429
Total Assets	$3,342,806	$49,064,613	$—	$52,407,419
Liabilities:
Other Financial Instruments
Swap Agreements
Credit contracts	$—	$(138,125)	$—	$(138,125)
Futures
Interest rate contracts	(233,134)	—	—	(233,134)
Total Liabilities	$(233,134)	$(138,125)	$—	$(371,259)
Total	$3,109,672	$48,926,488	$—	$52,036,160

Touchstone Bond Fund (Continued)
Futures Contracts
At December 31, 2023, $128,726 was segregated with the broker as collateral for futures contracts. The Fund had the following futures contracts, brokered by Wells Fargo, open at December 31, 2023:
Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ Depreciation
Short Futures:
30-Year U.S. Ultra Treasury Bond	3/19/2024	24	$3,206,250	$(233,134)
Long Futures:
5 Year U.S. Treasury Note	3/28/2024	33	3,589,524	15,381
2-Year U.S. Treasury Note	3/28/2024	55	11,325,273	21,048
				$(196,705)
 Centrally Cleared Credit Default Swaps on Credit Indices(1)
Counterparty	Termination Date	Notional Amount(2)	Pay Fixed Rate	Clearinghouse	Underlying Bond	Value(3)	Premiums Paid/ (Received)	Unrealized Depreciation
Buy Protection:
Wells Fargo	12/20/28	$2,321,550	5.000%	ICE	Markit CDX North America High Yield Series 41 5Y Index	$(135,423)	$2,702	$(138,125)
(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The quoted market prices and resulting values for credit default swap agreements on the underlying bond serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Common Stock Fund – December 31, 2023
Shares		Market Value
	Common Stocks — 99.8%
	Information Technology — 27.4%
82,816	Apple, Inc.	$ 15,944,565
19,351	International Business Machines Corp.	3,164,856
52,798	Microsoft Corp.	19,854,160
42,886	Oracle Corp.	4,521,471
22,279	Salesforce, Inc.*	5,862,496
24,739	Texas Instruments, Inc.	4,217,010
13,424	Workday, Inc. - Class A*	3,705,830
		57,270,388
	Health Care — 15.5%
36,606	BioMarin Pharmaceutical, Inc.*	3,529,551
55,551	Bristol-Myers Squibb Co.	2,850,322
19,454	Cencora, Inc.	3,995,462
19,074	HCA Healthcare, Inc.	5,162,950
40,115	Johnson & Johnson	6,287,625
50,844	Medtronic PLC	4,188,529
12,221	UnitedHealth Group, Inc.	6,433,990
		32,448,429
	Financials — 15.3%
150,470	Bank of America Corp.	5,066,325
24,442	Berkshire Hathaway, Inc. - Class B*	8,717,484
28,140	Charles Schwab Corp. (The)	1,936,032
14,825	Goldman Sachs Group, Inc. (The)	5,719,040
2,590	Markel Group, Inc.*	3,677,541
25,722	PayPal Holdings, Inc.*	1,579,588
20,750	Visa, Inc. - Class A	5,402,262
		32,098,272
	Communication Services — 13.3%
81,467	Alphabet, Inc. - Class C*	11,481,144
73,836	Comcast Corp. - Class A	3,237,709
27,348	Meta Platforms, Inc. - Class A*	9,680,098
4,013	Netflix, Inc.*	1,953,850
16,977	Walt Disney Co. (The)	1,532,853
		27,885,654
	Consumer Discretionary — 9.0%
16,963	Airbnb, Inc. - Class A*	2,309,343
15,202	Alibaba Group Holding Ltd. (China) ADR	1,178,307
67,059	Amazon.com, Inc.*	10,188,944
14,674	Hilton Worldwide Holdings, Inc.	2,671,989
25,379	Starbucks Corp.	2,436,638
		18,785,221
	Industrials — 8.3%
15,193	Boeing Co. (The)*	3,960,207
7,486	FedEx Corp.	1,893,734
6,605	Hubbell, Inc.	2,172,583
37,773	RTX Corp.	3,178,220
63,607	Southwest Airlines Co.	1,836,970
41,743	SS&C Technologies Holdings, Inc.	2,550,915
18,592	Stanley Black & Decker, Inc.	1,823,875
		17,416,504
Shares		Market Value

	Consumer Staples — 4.0%
67,238	Monster Beverage Corp.*	$ 3,873,581
46,964	Philip Morris International, Inc.	4,418,373
		8,291,954
	Energy — 3.2%
50,133	Exxon Mobil Corp.	5,012,297
32,594	Schlumberger NV	1,696,192
		6,708,489
	Materials — 2.6%
43,334	DuPont de Nemours, Inc.	3,333,685
25,448	International Flavors & Fragrances, Inc.	2,060,524
		5,394,209
	Real Estate — 1.2%
13,114	Jones Lang LaSalle, Inc.*	2,476,841
	Total Common Stocks	$208,775,961
	Short-Term Investment Fund — 0.3%
584,143	Dreyfus Government Cash Management, Institutional Shares, 5.25%∞Ω	584,143
	Total Investment Securities—100.1% (Cost $104,392,571)	$209,360,104
	Liabilities in Excess of Other Assets — (0.1%)	(171,423)
	Net Assets — 100.0%	$209,188,681
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of December 31, 2023.
Portfolio Abbreviations:
ADR – American Depositary Receipt
PLC – Public Limited Company
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$208,775,961	$—	$—	$208,775,961
Short-Term Investment Fund	584,143	—	—	584,143
Total	$209,360,104	$—	$—	$209,360,104
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Small Company Fund – December 31, 2023
Shares		Market Value
	Common Stocks — 98.3%
	Industrials — 22.6%
6,770	Albany International Corp. - Class A	$ 664,949
7,157	ASGN, Inc.*	688,289
2,810	CACI International, Inc. - Class A*	910,047
5,579	Clean Harbors, Inc. *	973,591
8,418	Crane Co.	994,503
4,060	Curtiss-Wright Corp.	904,527
4,010	EMCOR Group, Inc.	863,874
8,249	ESCO Technologies, Inc.	965,381
31,185	ExlService Holdings, Inc.*	962,057
12,710	Federal Signal Corp.	975,365
11,458	ITT, Inc.	1,367,169
17,598	KBR, Inc.	975,105
16,022	MAXIMUS, Inc.	1,343,605
19,480	WNS Holdings Ltd. (India) ADR*	1,231,136
22,280	Zurn Elkay Water Solutions Corp.	655,255
		14,474,853
	Information Technology — 18.2%
6,132	Advanced Energy Industries, Inc.	667,897
36,690	Box, Inc. - Class A*	939,631
116,299	CCC Intelligent Solutions Holdings, Inc.*	1,324,646
21,280	Ciena Corp.*	957,813
12,283	CommVault Systems, Inc.*	980,797
12,328	Crane NXT Co.	701,093
23,795	Digi International, Inc.*	618,670
8,352	Onto Innovation, Inc.*	1,277,021
40,450	PowerSchool Holdings, Inc. - Class A*	953,002
4,920	Qualys, Inc.*	965,698
3,274	SPS Commerce, Inc.*	634,632
21,210	Tower Semiconductor Ltd. (Israel)*	647,329
35,225	Verint Systems, Inc.*	952,132
		11,620,361
	Health Care — 15.8%
9,300	Apollo Medical Holdings, Inc.*	356,190
12,634	Bio-Techne Corp.	974,839
1,530	Chemed Corp.	894,668
12,250	Doximity, Inc. - Class A*	343,490
14,413	Encompass Health Corp.	961,635
11,307	Ensign Group, Inc. (The)	1,268,758
26,443	Globus Medical, Inc. - Class A*	1,409,148
8,673	Merit Medical Systems, Inc.*	658,801
42,038	Premier, Inc. - Class A	939,970
36,041	Progyny, Inc.*	1,340,004
13,287	QuidelOrtho Corp.*	979,252
		10,126,755
	Consumer Discretionary — 14.0%
17,246	Frontdoor, Inc.*	607,404
30,000	Gentex Corp.	979,800
4,350	Grand Canyon Education, Inc.*	574,374
18,624	Malibu Boats, Inc. - Class A*	1,020,968
10,038	Oxford Industries, Inc.	1,003,800
5,790	PVH Corp.	707,075
8,780	Skyline Champion Corp.*	652,003
35,262	Steven Madden Ltd.	1,481,004
7,818	Texas Roadhouse, Inc.	955,594
2,529	TopBuild Corp.*	946,503
		8,928,525
	Financials — 9.7%
26,925	Atlantic Union Bankshares Corp.	983,839
Shares		Market Value

	Financials — 9.7% (Continued)
4,076	Evercore, Inc. - Class A	$ 697,200
98,438	FNB Corp.	1,355,491
38,640	Home BancShares, Inc.	978,751
11,470	SouthState Corp.	968,642
24,317	Webster Financial Corp.	1,234,331
		6,218,254
	Real Estate — 8.1%
14,860	Agree Realty Corp. REIT	935,437
37,280	Apple Hospitality REIT, Inc.	619,221
5,573	Colliers International Group, Inc. (Canada)	705,096
52,205	COPT Defense Properties REIT	1,338,014
28,900	Kite Realty Group Trust REIT	660,654
23,960	STAG Industrial, Inc. REIT	940,670
		5,199,092
	Materials — 3.7%
7,949	Ashland, Inc.	670,180
4,951	Eagle Materials, Inc.	1,004,261
14,721	Silgan Holdings, Inc.	666,125
		2,340,566
	Communication Services — 3.2%
43,346	Cargurus, Inc.*	1,047,240
14,949	Ziff Davis, Inc.*	1,004,423
		2,051,663
	Energy — 3.0%
21,430	Cactus, Inc. - Class A	972,922
31,884	ChampionX Corp.	931,332
		1,904,254
	Total Common Stocks	$62,864,323
	Short-Term Investment Fund — 1.9%
1,255,326	Dreyfus Government Cash Management, Institutional Shares, 5.25%∞Ω	1,255,326
	Total Investment Securities—100.2% (Cost $44,925,326)	$64,119,649
	Liabilities in Excess of Other Assets — (0.2%)	(146,081)
	Net Assets — 100.0%	$63,973,568
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of December 31, 2023.
Portfolio Abbreviations:
ADR – American Depositary Receipt
REIT – Real Estate Investment Trust
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$62,864,323	$—	$—	$62,864,323
Short-Term Investment Fund	1,255,326	—	—	1,255,326
Total	$64,119,649	$—	$—	$64,119,649
See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities
December 31, 2023
	Touchstone Balanced Fund	Touchstone Bond Fund	Touchstone Common Stock Fund	Touchstone Small Company Fund
Assets
Investments, at cost	$42,063,888	$55,728,053	$104,392,571	$44,925,326
Investments, at market value	$50,881,432	$52,370,990	$209,360,104	$64,119,649
Cash	—	3,771	—	—
Cash deposits held at prime broker (A)	—	383,568	—	—
Foreign currency †	—	—	1,115	101
Dividends and interest receivable	180,352	423,146	166,074	42,660
Receivable for capital shares sold	1,584	2,824	2,653	437
Receivable for investments sold	—	1,602	—	—
Receivable for variation margin on futures contracts	—	22,461	—	—
Receivable for securities lending income	5	16	—	—
Total Assets	51,063,373	53,208,378	209,529,946	64,162,847

Liabilities
Due to custodian	—	—	—	7,349
Payable for capital shares redeemed	107,669	17,259	63,798	6,301
Payable for investments purchased	—	—	—	97,058
Payable to Investment Adviser	32,233	6,021	75,497	18,712
Payable to other affiliates	7,522	24,324	84,873	8,930
Payable to Trustees	12,850	12,850	12,850	12,850
Payable for professional services	24,083	26,905	23,052	21,966
Payable for reports to shareholders	4,855	6,794	11,518	4,157
Payable for transfer agent services	10,496	13,522	47,922	7,749
Payable for variation margin on swap agreements	—	135,423	—	—
Other accrued expenses and liabilities	9,229	15,219	21,755	4,207
Total Liabilities	208,937	258,317	341,265	189,279
Net Assets	$50,854,436	$52,950,061	$209,188,681	$63,973,568
Net assets consist of:
Paid-in capital	42,160,394	65,756,047	88,897,871	43,426,783
Distributable earnings (deficit)	8,694,042	(12,805,986)	120,290,810	20,546,785
Net Assets	$50,854,436	$52,950,061	$209,188,681	$63,973,568

Pricing of Class SC Shares
Net assets applicable to Class SC Shares	$34,400,291	$20,072,000	$74,476,219	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	2,955,415	2,303,129	6,640,895	—
Net asset value, offering price and redemption price per share	$11.64	$8.72	$11.21	$—

Pricing of Class I Shares
Net assets applicable to Class I Shares	$16,454,145	$32,878,061	$134,712,462	$63,973,568
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,413,720	3,750,246	11,910,685	4,733,146
Net asset value, offering price and redemption price per share	$11.64	$8.77	$11.31	$13.52
†Cost of foreign currency:	$—	$—	$1,124	$105
(A)	Represents segregated cash for futures contracts and swap agreements.
See accompanying Notes to Financial Statements.

Statements of Operations For the Year Ended December 31, 2023
	Touchstone Balanced Fund	Touchstone Bond Fund	Touchstone Common Stock Fund	Touchstone Small Company Fund
Investment Income
Dividends*	$536,040	$226,895	$2,751,381	$713,585
Interest	751,668	3,024,778	—	—
Income from securities loaned	2,775	2,307	—	—
Total Investment Income	1,290,483	3,253,980	2,751,381	713,585
Expenses
Investment advisory fees	289,523	285,747	1,003,973	299,818
Administration fees	72,699	103,855	277,688	82,793
Compliance fees and expenses	3,865	3,864	3,864	3,865
Custody fees	38,851	38,115	11,627	5,910
Professional fees	29,177	37,921	42,738	27,867
Transfer Agent fees, Class SC	17,087	8,645	38,892	—
Transfer Agent fees, Class I	4,542	45,618	124,252	38,463
Reports to Shareholders, Class SC	6,708	7,494	8,211	—
Reports to Shareholders, Class I	5,429	7,110	10,838	6,948
Shareholder servicing fees, Class SC	92,445	29,970	136,530	—
Trustee fees	25,968	25,968	25,968	25,968
Other expenses	30,004	36,087	21,204	18,701
Total Expenses	616,298	630,394	1,705,785	510,333
Fees waived and/or reimbursed by the Adviser and/or Affiliates(A)	(199,661)	(83,506)	(82,999)	(54,619)
Net Expenses	416,637	546,888	1,622,786	455,714
Net Investment Income (Loss)	873,846	2,707,092	1,128,595	257,871
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments	(275,582)	(6,290,135)	14,240,097	2,362,758
Net realized gains on futures contracts	—	182,862	—	—
Net realized losses on swap agreements	—	(91,047)	—	—
Net realized losses on foreign currency transactions	—	—	—	(553)
Net change in unrealized appreciation (depreciation) on investments	8,533,394	7,052,057	31,747,963	6,669,025
Net change in unrealized appreciation (depreciation) on futures contracts	—	(196,705)	—	—
Net change in unrealized appreciation (depreciation) on swap agreements	—	(138,125)	—	—
Net change in unrealized appreciation (depreciation) on foreign currency transactions	—	—	22	(4)
Net Realized and Unrealized Gains (Losses) on Investments	8,257,812	518,907	45,988,082	9,031,226
Change in Net Assets Resulting from Operations	$9,131,658	$3,225,999	$47,116,677	$9,289,097
*Net of foreign tax withholding of:	$—	$—	$—	$298
(A)	See Note 4 in Notes to Financial Statements.
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets
	Touchstone Balanced Fund		Touchstone Bond Fund		Touchstone Common Stock Fund
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
From Operations
Net investment income	$873,846	$630,719	$2,707,092	$2,397,421	$1,128,595	$985,656
Net realized gains (losses) on investments, futures contracts, swap agreements and foreign currency transactions	(275,582)	(692,873)	(6,198,320)	(4,402,905)	14,240,097	12,734,514
Net change in unrealized appreciation (depreciation) on investments, futures contracts, swap agreements and foreign currency transactions	8,533,394	(11,321,169)	6,717,227	(12,824,531)	31,747,985	(57,658,440)
Change in Net Assets from Operations	9,131,658	(11,383,323)	3,225,999	(14,830,015)	47,116,677	(43,938,270)

Distributions to Shareholders:
Distributed earnings, Class SC	(428,727)	(10,101,111)	(974,802)	(1,511,719)	(4,985,836)	(10,047,501)
Distributed earnings, Class I	(209,486)	(3,802,026)	(1,491,350)	(983,538)	(8,734,103)	(17,925,930)
Total Distributions	(638,213)	(13,903,137)	(2,466,152)	(2,495,257)	(13,719,939)	(27,973,431)

Share Transactions Class SC
Proceeds from Shares issued	470,654	1,276,232	920,396	1,412,860	611,837	534,139
Reinvestment of distributions	428,727	10,101,111	974,802	1,511,719	4,985,836	10,047,501
Cost of Shares redeemed	(12,486,028)	(5,517,199)	(37,115,082)	(2,855,299)	(11,169,815)	(9,423,608)
Change in Net Assets from Class SC Share Transactions	(11,586,647)	5,860,144	(35,219,884)	69,280	(5,572,142)	1,158,032

Share Transactions Class I
Proceeds from Shares issued	1,254,775	338,780	2,149,234	1,389,718	2,187,886	1,624,241
Reinvestment of distributions	209,486	3,802,026	1,491,350	983,538	8,734,103	17,925,930
Cost of Shares redeemed	(2,507,281)	(1,965,684)	(3,830,168)	(4,267,957)	(18,163,390)	(17,507,020)
Change in Net Assets from Class I Share Transactions	(1,043,020)	2,175,122	(189,584)	(1,894,701)	(7,241,401)	2,043,151
Change in Net Assets from Share Transactions	(12,629,667)	8,035,266	(35,409,468)	(1,825,421)	(12,813,543)	3,201,183

Total Increase (Decrease) in Net Assets	(4,136,222)	(17,251,194)	(34,649,621)	(19,150,693)	20,583,195	(68,710,518)

Net Assets
Beginning of period	54,990,658	72,241,852	87,599,682	106,750,375	188,605,486	257,316,004
End of period	$50,854,436	$54,990,658	$52,950,061	$87,599,682	$209,188,681	$188,605,486

Share Transactions Class SC
Shares issued	41,947	89,533	104,067	142,797	55,458	45,711
Shares reinvested	36,769	995,864	111,661	173,101	446,843	1,036,469
Shares redeemed	(1,142,797)	(408,674)	(4,255,888)	(307,855)	(1,029,947)	(805,703)
Change in Class SC Shares Outstanding	(1,064,081)	676,723	(4,040,160)	8,043	(527,646)	276,477

Share Transactions Class I
Shares issued	113,818	24,107	243,476	144,705	196,578	141,639
Shares reinvested	17,966	374,471	169,857	112,654	777,970	1,838,824
Shares redeemed	(232,153)	(143,864)	(434,749)	(463,827)	(1,668,407)	(1,488,038)
Change in Class I Shares Outstanding	(100,369)	254,714	(21,416)	(206,468)	(693,859)	492,425
Change in Shares Outstanding	(1,164,450)	931,437	(4,061,576)	(198,425)	(1,221,505)	768,902
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (Continued)
Touchstone Small Company Fund
For the Year Ended December 31, 2023	For the Year Ended December 31, 2022

$257,871	$144,785
2,362,205	37,109
6,669,021	(10,926,087)
9,289,097	(10,744,193)

—	—
(405,087)	(17,332,749)
(405,087)	(17,332,749)

—	—
—	—
—	—
—	—

2,197,427	1,062,667
405,087	17,332,749
(6,733,569)	(6,339,137)
(4,131,055)	12,056,279
(4,131,055)	12,056,279

4,752,955	(16,020,663)

59,220,613	75,241,276
$63,973,568	$59,220,613

—	—
—	—
—	—
—	—

178,382	64,243
30,414	1,465,206
(549,513)	(389,661)
(340,717)	1,139,788
(340,717)	1,139,788

Financial Highlights
Touchstone Balanced Fund
Period ended	Net asset value at beginning of period	Net investment income(1)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(2)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class SC
12/31/21(3)	$14.67(4)	$0.05	$1.18	$1.23	$(0.03)	$ (0.17)	$(0.20)	$15.70	8.45%(5)	$52,471	0.79%(6)	1.13%(6)	0.46%(6)	132%(7)
12/31/22	15.70	0.14	(2.60)	(2.46)	(0.05)	(3.25)	(3.30)	9.94	(15.95)	39,940	0.79	1.23	1.03	61
12/31/23	9.94	0.18	1.67	1.85	(0.15)	—	(0.15)	11.64	18.57	34,400	0.79	1.24	1.66	49
Class I
12/31/19	$9.86	$0.14	$2.11	$2.25	$(0.16)	$ (—) (8)	$(0.16)	$11.95	22.80%	$17,628	0.85%	1.48%	1.22%	129%
12/31/20	11.95	0.12	2.16	2.28	(0.16)	(0.48)	(0.64)	13.59	19.16	18,609	0.85	1.38	0.85	71
12/31/21	13.59	0.07	2.24	2.31	(0.03)	(0.17)	(0.20)	15.70	17.07	19,771	0.81	1.05	0.48	132(7)
12/31/22	15.70	0.14	(2.60)	(2.46)	(0.05)	(3.25)	(3.30)	9.94	(15.97)	15,050	0.79	0.96	1.03	61
12/31/23	9.94	0.18	1.67	1.85	(0.15)	—	(0.15)	11.64	18.61	16,454	0.79	0.99	1.66	49
(1)	The net investment income per share was based on average shares outstanding for the period.
(2)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.
(3)	Represents the period from commencement of operations (April 13, 2021) through December 31, 2021.
(4)	Net asset value at the beginning of period is based on the net asset value of Class I shares on April 13, 2021.
(5)	Not annualized.
(6)	Annualized.
(7)	Portfolio turnover excludes the purchases and sales of securities of the Aggressive ETF Fund, the Conservative ETF Fund and the Moderate ETF Fund acquired on April 16, 2021. If these transactions were included, portfolio turnover would have been higher.
(8)	Less than $0.005 per share.
Touchstone Bond Fund
Period ended	Net asset value at beginning of period	Net investment income	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class SC
12/31/19(2)	$9.90	$0.11	$0.13	$0.24	$(0.13)	$ —	$(0.13)	$10.01	2.43%(3)	$59,462	0.78%(4)	0.84%(4)	2.29%(4)	335%(5)
12/31/20	10.01	0.24	0.72	0.96	(0.18)	—	(0.18)	10.79	9.62	66,042	0.77	0.77	2.39	168
12/31/21	10.79	0.16	(0.30)	(0.14)	(0.25)	(0.06)	(0.31)	10.34	(1.30)	65,530	0.79	0.79	1.47	142
12/31/22	10.34	0.23	(1.67)	(1.44)	(0.17)	(0.07)	(0.24)	8.66	(13.90)	54,930	0.78	0.78	2.49	163
12/31/23	8.66	0.31(6)	0.19	0.50	(0.44)	—	(0.44)	8.72	5.77	20,072	0.81	0.81	3.51	138
Class I
12/31/19	$9.19	$0.33	$0.63	$0.96	$(0.13)	$ —	$(0.13)	$10.02	10.46%	$37,819	0.67%	0.94%	2.58%	335%(5)
12/31/20	10.02	0.28	0.69	0.97	(0.18)	—	(0.18)	10.81	9.71	39,316	0.67	0.82	2.49	168
12/31/21	10.81	0.12	(0.25)	(0.13)	(0.26)	(0.06)	(0.32)	10.36	(1.21)	41,221	0.67	0.77	1.60	142
12/31/22	10.36	0.28	(1.72)	(1.44)	(0.19)	(0.07)	(0.26)	8.66	(13.85)	32,670	0.67	0.76	2.60	163
12/31/23	8.66	0.33(6)	0.20	0.53	(0.42)	—	(0.42)	8.77	6.07	32,878	0.61	0.87	3.72	138
(1)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.
(2)	Represents the period from commencement of operations (July 12, 2019) through December 31, 2019.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover excludes the purchases and sales of securities of the Touchstone Active Bond Fund acquired on July 12, 2019. If these transactions were included, portfolio turnover would have been higher.
(6)	The net investment income per share was based on average shares outstanding for the period.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Common Stock Fund
Period ended	Net asset value at beginning of period	Net investment income	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class SC
12/31/19(2)	$8.61	$0.02	$0.72	$0.74	$(0.05)	$ (0.10)	$(0.15)	$9.20	8.60%(3)	$82,546	0.94%(4)	0.94%(4)	0.46%(4)	18%(5)
12/31/20	9.20	0.04	2.11	2.15	(0.06)	(0.31)	(0.37)	10.98	23.48	85,232	0.90	0.90	0.47	15
12/31/21	10.98	0.01	3.01	3.02	(0.05)	(0.44)	(0.49)	13.51	27.57	93,121	0.91	0.91	0.16	6
12/31/22	13.51	0.04	(2.42)	(2.38)	(0.02)	(1.60)	(1.62)	9.51	(17.79)	68,199	0.91	0.91	0.35	7
12/31/23	9.51	0.04	2.46	2.50	(0.07)	(0.73)	(0.80)	11.21	26.35	74,476	0.95	0.95	0.42	4
Class I
12/31/19	$7.28	$0.08	$2.00	$2.08	$(0.05)	$ (0.10)	$(0.15)	$9.21	28.58%	$139,536	0.73%	0.82%	0.82%	18%(5)
12/31/20	9.21	0.07	2.10	2.17	(0.06)	(0.31)	(0.37)	11.01	23.68	149,336	0.73	0.80	0.64	15
12/31/21	11.01	0.06	3.00	3.06	(0.07)	(0.44)	(0.51)	13.56	27.85	164,195	0.73	0.76	0.34	6
12/31/22	13.56	0.05	(2.42)	(2.37)	(0.04)	(1.60)	(1.64)	9.55	(17.66)	120,406	0.73	0.77	0.53	7
12/31/23	9.55	0.08	2.46	2.54	(0.05)	(0.73)	(0.78)	11.31	26.66	134,712	0.73	0.79	0.64	4
(1)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.
(2)	Represents the period from commencement of operations (July 12, 2019) through December 31, 2019.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover excludes the purchases and sales of securities of the Touchstone Focused Fund and the Touchstone Large Cap Core Equity Fund acquired on July 12, 2019. If these transactions were included, portfolio turnover would have been higher.
Touchstone Small Company Fund
Period ended	Net asset value at beginning of period	Net investment income	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class I
12/31/19	$12.69	$0.02	$2.64	$2.66	$(—)(2)	$ (1.66)	$(1.66)	$13.69	21.40%	$64,630	0.76%	0.85%	0.13%	85%
12/31/20	13.69	0.01	2.53	2.54	(0.02)	(0.50)	(0.52)	15.71	18.70	71,632	0.76	0.87	0.06	95
12/31/21	15.71	—(2)(3)	3.79	3.79	(0.01)	(0.36)	(0.37)	19.13	24.18	75,241	0.76	0.79	0.01	67
12/31/22	19.13	0.03	(2.73)	(2.70)	(—)(2)	(4.76)	(4.76)	11.67	(14.44)	59,221	0.76	0.80	0.23	75
12/31/23	11.67	0.06	1.88	1.94	(0.03)	(0.06)	(0.09)	13.52	16.60	63,974	0.76	0.85	0.43	65
(1)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.
(2)	Less than $0.005 per share.
(3)	The net investment income (loss) per share was based on average shares outstanding for the period.
See accompanying Notes to Financial Statements.

Notes to Financial Statements
December 31, 2023
1. Organization
The Touchstone Variable Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 7, 1994. The Trust consists of the following four funds (individually, a “Fund”, and collectively, the “Funds”):
Touchstone Balanced Fund ("Balanced Fund”)
Touchstone Bond Fund ("Bond Fund”)
Touchstone Common Stock Fund ("Common Stock Fund”)
Touchstone Small Company Fund ("Small Company Fund”)
Each Fund is diversified with the exception of the Common Stock Fund which is non-diversified.
The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. Shares of beneficial interest of each Fund are available as a funding vehicle for the separate accounts of life insurance companies issuing variable annuity and variable life insurance policies. As of December 31, 2023, the following affiliates of Touchstone Advisors, Inc. (the "Adviser") were invested in the Funds: separate accounts of Western-Southern Life Assurance Company, The Western & Southern Life Insurance Company, Integrity Life Insurance Company, National Integrity Life Insurance Company, and Columbus Life Insurance Company, which are all part of Western & Southern Financial Group, Inc. (“Western & Southern”), and certain supplemental executive retirement plans sponsored by Western & Southern and its affiliates.
The Balanced Fund, Bond Fund and Common Stock Fund offer Class SC shares and Class I shares. The Small Company Fund offers Class I shares. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment goal, policies, and strategies along with information on the classes of shares currently being offered.
2. Significant Accounting Policies
The following is a summary of the Funds’ significant accounting policies:
Each Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.
Security valuation and fair value measurements — U.S. generally accepted accounting principles (“U.S. GAAP”) defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  All investments in securities are recorded at their fair value. The Funds define the term “market value”, as used throughout this report, as the estimated fair value. The Funds use various methods to measure fair value of their portfolio securities on a recurring basis. U.S. GAAP fair value measurement standards require disclosure of a hierarchy that prioritizes inputs to valuation methods. These inputs are summarized in the three broad levels listed below:
•  Level 1 − quoted prices in active markets for identical securities
•  Level 2 − other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•  Level 3 − significant unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The aggregate value by input level, as of December 31, 2023, for each Fund’s investments, is included in each Fund’s Portfolio of Investments, which also includes a breakdown of the Fund’s investments by portfolio or sector allocation. The Funds did not hold or transfer any Level 3 categorized securities during the year ended December 31, 2023.
Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.
The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern Time or at the time as of which the NYSE establishes official closing prices). Portfolio securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or from the primary exchange on which the security trades. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Options and futures are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most

Notes to Financial Statements (Continued)
recent ask price on the valuation date and are categorized in Level 1. Shares of mutual funds in which the Funds invest are valued at their respective net asset value (“NAV”) as reported by the underlying funds and are categorized in Level 1.
Debt securities held by the Funds are valued at their evaluated bid by an independent pricing service or at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities. Independent pricing services use information provided by market makers or estimates of market values through accepted market modeling conventions. Observable inputs to the models may include prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models, the securities’ terms and conditions, among others, and are generally categorized in Level 2. Investments in asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche, and are generally categorized in Level 2. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost, provided such amount approximates market value and are categorized in Level 2. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which fair value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment.
Securities mainly traded on a non-U.S. exchange or denominated in foreign currencies are generally valued according to the preceding closing values on that exchange, translated to U.S. dollars using currency exchange rates as of the close of regular trading on the NYSE, and are generally categorized in Level 1. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value and is generally categorized in Level 2. This may cause the value of the security, if held on the books of a Fund, to be different from the closing value on the non-U.S. exchange and may affect the calculation of that Fund’s NAV. The Funds may use fair value pricing under the following circumstances, among others:
•  If the value of a security has been materially affected by events occurring before the Funds' pricing time but after the close of the primary markets on which the security is traded.
•  If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds' NAV calculation.
•  If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.
•  If the validity of market quotations is not reliable.
Securities held by the Funds that do not have readily available market quotations, significant observable inputs, or securities for which the available market quotations are not reliable, are priced at their estimated fair value using procedures established by the Adviser and adopted by the Funds' Board of Trustees (the “Board”) and are generally categorized in Level 3.
Investment companies — The Funds may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), open-end funds and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter (“OTC”). An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETF shares are traded on a securities exchange based on their market value. The risks of investment in other investment companies typically reflect the risks of the types of securities in which the other investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that their shares may trade at a premium or discount to their NAV. When a Fund invests in another investment company, shareholders of the Fund indirectly bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing, and marketing, as well as their share of the Fund’s fees and expenses.
Collateralized Loan Obligations — The Bond Fund may invest in collateralized loan obligations (“CLOs”). CLOs are types of asset-backed securities. A CLO is an entity that is backed by syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CLO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive higher ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.
Futures Contracts — The Balanced Fund and the Bond Fund may buy and sell futures contracts and related options to manage their exposure to changing interest rates and securities prices. Some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that

Notes to Financial Statements (Continued)
could negatively impact a Fund’s return. When a Fund purchases or sells a futures contract, or sells an option thereon, a Fund must deposit initial margin and, in some instances, daily variation margin, to meet its obligations under a contract with a futures commission merchant.
When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Funds could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
As of December 31, 2023, the Balanced Fund did not, whereas the Bond Fund did, hold futures contracts as shown on the Portfolio of Investments.
Swap Contracts — The Balanced Fund and Bond Fund may enter into swap transactions to help enhance the value of their portfolio or manage their exposure to different types of investments. Swaps are financial instruments that typically involve the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indexes, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.
Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.
Generally, bilateral swap agreements and OTC swaps have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.
Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouses serving as a central counterparty. Pursuant to rules promulgated under the Dodd-Frank Wall Street Reform and Consumer Protection Act, central clearing of swap agreements is currently required for certain market participants trading certain instruments, and central clearing for additional instruments is expected to be implemented by regulators until the majority of the swaps market is ultimately subject to central clearing.
Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. For OTC swaps, any upfront premiums paid or received are recorded as assets or liabilities, respectively, and are shown as premium paid on swap agreements or premium received on swap agreements in the Statements of Assets and Liabilities. For swaps that are centrally cleared, initial margins, determined by each relevant clearing agency or clearing member, are posted at a clearing broker in accordance with CFTC or the applicable regulator's regulations. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in the value of centrally cleared swaps are recorded in the Statements of Assets and Liabilities as receivable or payable for variation margin on swap agreements and settled daily. Upfront premiums and liquidation payments received or paid are recorded as realized gains or losses at the termination or maturity of the swap. Net periodic payments received or paid by the Fund are recorded as realized gain or loss.
A swap agreement can be a form of leverage, which can magnify a Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund will only enter into a swap agreement subject to the regulatory limitations set forth in Rule 18f-4 under the 1940 Act (the "Derivatives Rule").
As of December 31, 2023, the Bond Fund held swap agreements as shown on the Portfolio of Investments.

Notes to Financial Statements (Continued)
Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:
(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and
(2)	purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.
Real Estate Investment Trusts — The Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks associated with investments in REITs include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.
Derivative instruments and hedging activities — The Balanced Fund and Bond Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement” or “MNA”) or similar agreement with certain counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts, and typically contains, among other things, collateral posting terms and master netting provisions in the event of a default or termination. Under an ISDA Master Agreement, a party may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables or receivables with collateral held or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting). These default events include bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset.
When entering into a derivative transaction, a Fund may be required to post and maintain collateral or margin (including both initial and variation margin). Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options, and centrally cleared swaps). Brokers can ask for margining in excess of the clearing house’s minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (forward foreign currency contracts, options, and swaps). For derivatives traded under an ISDA  Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as cash deposits held at prime broker and due to prime broker, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Portfolio of Investments. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.
Certain ISDA Master Agreements allow counterparties to OTC derivatives transactions to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund (counterparty) to accelerate payment of any net liability owed to the counterparty (Fund).
For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.
As of December 31, 2023, the Funds did not hold any assets and liabilities that were subject to a MNA.

Notes to Financial Statements (Continued)
The following table sets forth the fair value of the Funds’ derivative financial instruments by primary risk exposure as of December 31, 2023:
Fund	Derivatives not accounted for as hedging instruments under ASC 815	Asset Derivatives	Liability Derivatives
Bond Fund	Swap Agreements - Credit Contracts*	$—	$138,125
	Futures Contracts - Interest Rate Contracts**	36,429	233,134
*	Statements of Assets and Liabilities Location: Payable for variation margin on swap agreements. Variation margin reported in the Portfolio of Investments and other tables in the Notes to the Financial Statements is the cumulative unrealized appreciation (depreciation).
**	Statements of Assets and Liabilities Location: Receivable for variation margin on futures contracts. Only current day’s variation margin is reported within the payable/receivable on the Statement of Assets and Liabilities. Includes cumulative appreciation/(depreciation) on futures contracts as reported on the Portfolio of Investments and within the components of net assets section of the Statement of Assets and Liabilities.
The following table sets forth the effect of the Bond Fund's derivative financial instruments by primary risk exposure on the Statements of Operations for the year ended December 31, 2023:
Fund	Derivatives not accounted for as hedging instruments under ASC 815	Realized Gains (Losses) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Bond Fund	Futures - Interest Rate Contracts*	$182,862	$(196,705)
	Swap Agreements - Credit Contracts**	(91,047)	(138,125)
*	Statements of Operations Location: Net realized gains on futures contracts and Net change in unrealized appreciation (depreciation) on futures contracts, respectively.
**	Statements of Operations Location: Net realized losses on swap agreements and Net change in unrealized appreciation (depreciation) on swap agreements, respectively.
For the year ended December 31, 2023, the average quarterly notional value of outstanding derivative financial instruments for the Bond Fund was as follows:
Bond Fund
Credit Contracts:
Credit Default Swaps (buy protection) - Notional value	$2,371,310
Interest Rate Contracts:
Futures Contracts (long) - Notional Value	12,399,175
Futures Contracts (short) - Notional Value	2,421,225
Portfolio securities loaned — The Funds may lend their portfolio securities. Lending portfolio securities exposes the Funds to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds' custodian. The loaned securities are secured by collateral valued at least equal, at all times, to the market value of the loaned securities plus accrued interest, if any. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The cash collateral is reinvested by the Funds' custodian into an approved short-term investment vehicle. The approved short-term investment vehicle is subject to market risk.
As of December 31, 2023, the Funds did not have any securities on loan.
All cash collateral is received, held, and administered by the Funds' custodian for the benefit of the lending Fund in its custody account or other account established for the purpose of holding collateral in cash equivalents.
Funds participating in securities lending receive compensation in the form of fees. Securities lending income is derived from lending long securities from the Funds to creditworthy approved borrowers at rates that are determined based on daily trading volumes, float, short-term interest rates and market liquidity and is shown net of fees on the Statements of Operations. When a Fund lends securities, it retains the interest or dividends on the investment of any cash received as collateral, and the Fund continues to receive interest or dividends on the loaned securities.
Unrealized gain or loss on the market value of the loaned securities that may occur during the term of the loan is recognized by the Fund. The Fund has the right under the lending agreement to recover any loaned securities from the borrower on demand.

Notes to Financial Statements (Continued)
When-issued or delayed delivery transactions — Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. When-issued or delayed delivery transactions physically settling within 35-days are deemed not to involve a senior security. When-issued or delayed delivery transactions that do not physically settle within 35-days are required to be treated as derivatives transactions in compliance with the Derivatives Rule.
Share valuation — The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.
Investment income — Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal pay downs on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discounts and market premiums on debt securities are accreted/amortized to interest income over the life of the security, or to the appropriate call date, as applicable, with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds' policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Distributions to shareholders — Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. Each Fund declares and distributes net investment income, if any, annually, as a dividend to shareholders. Each Fund makes distributions of capital gains, if any, at least annually, net of applicable capital loss carryforwards. Income distributions and capital gain distributions are determined in accordance with income tax regulations. Recognition of the Funds' net investment income from investments in underlying funds is affected by the timing of dividend declarations by the underlying funds.
Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for a Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds in the Trust, and, if applicable, Touchstone ETF Trust, Touchstone Strategic Trust and Touchstone Funds Group Trust (collectively with the Trust, “Touchstone Fund Complex”), daily in relation to net assets of each Fund or another reasonable measure.
Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.
Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
3. Investment Transactions
Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended December 31, 2023:
	Balanced Fund	Bond Fund	Common Stock Fund	Small Company Fund
Purchases of investment securities	$3,868,776	$8,294,606	$7,482,617	$38,615,686
Proceeds from sales and maturities	$16,604,532	$28,850,485	$33,235,912	$43,516,899
For the year ended December 31, 2023, purchases and proceeds from sales and maturities in U.S. Government Securities were $21,716,226 and $20,938,658, respectively, for the Balanced Fund, and $92,053,485 and $107,663,032, respectively, for the Bond Fund.

Notes to Financial Statements (Continued)
4. Transactions with Affiliates and Other Related Parties
Certain officers of the Trust are also officers of the Adviser, Touchstone Securities, Inc. (the “Distributor”), or The Bank of New York Mellon (“BNY Mellon”), the sub-administrator to the Funds. Such officers receive no compensation from the Trust. The Adviser and the Distributor are each wholly-owned subsidiaries of Western & Southern.
On behalf of the Funds, the Adviser pays each Independent Trustee a quarterly retainer plus additional retainers to the Lead Independent Trustee and the chairs of each standing committee. Interested Trustees do not receive compensation from the Funds. Each Independent Trustee also receives compensation for each Board meeting and committee meeting attended. Each standing committee chair receives additional compensation for each committee meeting that he or she oversees. The Adviser is reimbursed by the Funds for the Independent Trustees’ compensation and out-of-pocket expenses relating to their services. The Funds accrued Trustee-related expenses of $103,872 for the Funds’ Board for the year ended December 31, 2023.
MANAGEMENT & EXPENSE LIMITATION AGREEMENTS
The Adviser provides general investment supervisory services for the Funds, under the terms of an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each Fund as shown in the table below.
Balanced Fund	0.55% on all assets
Bond Fund	0.38% on the first $200 million 0.30% on such assets over $200 million
Common Stock Fund Small Company Fund	0.50% on the first $200 million 0.45% on the next $300 million 0.40% on such assets over $500 million
The Adviser has entered into investment sub-advisory agreements with Fort Washington Investment Advisors, Inc. (the “Sub-Adviser”), an affiliate of the Adviser and wholly-owned subsidiary of Western & Southern. The Adviser pays sub-advisory fees to the Sub-Adviser from its advisory fee.
The Adviser entered into an expense limitation agreement (the “Expense Limitation Agreement”) to contractually limit the annual operating expenses of the Funds, excluding: dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Funds’ liquidity providers; other expenditures which are capitalized in accordance with U.S. GAAP; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business. The maximum annual operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Adviser has agreed to waive a portion of its fees, and to reimburse certain fund expenses in order to maintain the following expense limitations for the Funds:
	Class SC	Class I	Termination Date
Balanced Fund	0.79%	0.79%	April 29, 2024
Bond Fund	0.91%	0.61%	April 29, 2024
Common Stock Fund	1.06%	0.73%	April 29, 2024
Small Company Fund	—	0.76%	April 29, 2024
The Expense Limitation Agreement can be terminated, with respect to each Fund, by a vote of the Funds’ Board if it deems the termination to be beneficial to the Funds' shareholders.
During the year ended December 31, 2023, the Adviser or its affiliates waived investment advisory fees, administration fees or shareholder servicing fees and other operating expenses of the Funds as follows:
Fund	Investment Advisory Fees Waived	Administration Fees Waived	Shareholder Servicing Fees and Operating Expenses Reimbursed/ Waived	Total
Balanced Fund	$—	$72,699	$126,962	$199,661
Bond Fund	—	30,779	52,727	83,506
Common Stock Fund	—	—	82,999	82,999
Small Company Fund	—	9,207	45,412	54,619

Notes to Financial Statements (Continued)
Under the terms of the Expense Limitation Agreement, the Adviser is entitled to recover, subject to approval by the Funds’ Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Adviser reduced its compensation or assumed expenses for the Funds. A Fund will make repayments to the Adviser only if such repayment does not cause the Fund's operating expenses (after the repayment is taken into account) to exceed the Fund's expense limit in place when such amounts were waived or reimbursed by the Adviser and the Fund's current expense limitation.
As of December 31, 2023, the Adviser may seek recoupment of previously waived fees and reimbursed expenses as follows:
Fund	Expires on or before December 31, 2024	Expires on or before December 31, 2025	Expires on or before December 31, 2026	Total
Balanced Fund	$175,490	$224,509	$199,661	$599,660
Bond Fund	38,593	30,703	83,506	152,802
Common Stock Fund	44,492	58,693	82,999	186,184
Small Company Fund	21,468	25,756	54,619	101,843
The Adviser did not recoup any amounts it previously waived or reimbursed during the year ended December 31, 2023.
ADMINISTRATION AGREEMENT
The Adviser entered into an Administration Agreement with the Trust, whereby the Adviser is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission ("SEC") and state securities authorities, as well as materials for meetings of the Board; calculating the daily NAV per share; and maintaining the financial books and records of each Fund.
For its services, the Adviser’s annual administrative fee is:
0.145% on the first $20 billion of the aggregate average daily net assets;
0.11% on the next $10 billion of aggregate average daily net assets;
0.09% on the next $10 billion of aggregate average daily net assets; and
0.07% on the aggregate average daily net assets over $40 billion.
The fee is computed and allocated among the Touchstone Fund Complex on the basis of relative daily net assets.
The Adviser has engaged BNY Mellon as the sub-administrator to the Trust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Adviser, not the Trust.
TRANSFER AGENT AGREEMENT
Under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon Investment Servicing (U.S.) Inc. ("Transfer Agent"), the Transfer Agent to the Funds maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, the Transfer Agent receives a monthly fee from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by the Transfer Agent, including, but not limited to, postage and supplies.
The Funds may reimburse the Adviser for fees paid to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees, which are included in Transfer Agent fees in the Statements of Operations, may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $22 per sub-account maintained by the intermediary.
PLANS OF DISTRIBUTION
The Trust has adopted a Shareholder Services Plan under which Class SC shares of each Fund may directly or indirectly bear expenses for shareholder services provided. Each Fund offering Class SC shares will incur or reimburse expenses for shareholder services at an annual rate not to exceed 0.25% of the average daily net assets.

Notes to Financial Statements (Continued)
DISTRIBUTION AGREEMENT
The Distributor acts as exclusive agent for the distribution of the Funds’ shares. The Distributor receives no compensation under this agreement.
INTERFUND TRANSACTIONS
Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Trustees and/or common Officers. During the year ended December 31, 2023, the Funds did not engage in any Rule 17a-7 transactions.
5. Liquidity
Interfund Lending — Pursuant to an Exemptive Order issued by the SEC on March 28, 2017, the Funds, along with certain other funds in the Touchstone Fund Complex, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that allows the Funds to lend to or borrow from other participating funds in the Touchstone Fund Complex, subject to the conditions of the Exemptive Order. The Funds may not borrow under the facility for leverage purposes and the loans’ duration may be no more than 7 days.
During the year ended December 31, 2023, the following Funds participated as borrowers in the interfund lending program. The daily average amount borrowed, weighted average interest rate and interest expense were as follows:
Fund	Daily Average Amount Borrowed	Weighted Average Interest Rate	Interest Expense*
Balanced Fund	$ 13,657	5.65%	$ 782
Bond Fund	$ 23,409	5.88%	$ 1,394
*	Included in Other expenses in the Statements of Operations.
6. Federal Tax Information
Federal Income Tax — It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. It is each Fund’s policy to distribute all of its taxable income and accordingly, no provision for income taxes has been made.
In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.
The tax character of distributions paid for the years ended December 31, 2023 and December 31, 2022 are as follows:
	Balanced Fund		Bond Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
From ordinary income	$638,213	$2,671,177	$2,466,152	$2,080,174
From long-term capital gains	—	11,231,960	—	415,083
Total distributions	$638,213	$13,903,137	$2,466,152	$2,495,257
	Common Stock Fund		Small Company Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
From ordinary income	$1,010,060	$1,076,692	$132,693	$5,945,899
From long-term capital gains	12,709,879	26,896,739	272,394	11,386,850
Total distributions	$13,719,939	$27,973,431	$405,087	$17,332,749

Notes to Financial Statements (Continued)
The following information is computed on a tax basis for each item as of December 31, 2023:
	Balanced Fund	Bond Fund	Common Stock Fund	Small Company Fund
Tax cost of portfolio investments	$42,081,198	$55,843,669	$104,425,007	$45,979,064
Gross unrealized appreciation on investments	10,833,956	619,010	109,439,156	19,423,760
Gross unrealized depreciation on investments	(2,033,722)	(4,091,689)	(4,504,059)	(1,283,175)
Net unrealized appreciation (depreciation) on investments	8,800,234	(3,472,679)	104,935,097	18,140,585
Gross unrealized depreciation on foreign currency transactions	—	—	(9)	(4)
Net unrealized appreciation (depreciation) on foreign currency transactions	—	—	(9)	(4)
Capital loss carryforwards	(983,291)	(11,543,615)	—	—
Undistributed ordinary income	877,099	2,464,228	1,131,075	268,966
Undistributed capital gains	—	—	14,224,647	2,137,238
Other temporary differences	—	(253,920)	—	—
Accumulated earnings (deficit)	$8,694,042	$(12,805,986)	$120,290,810	$20,546,785
The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals, investments in passive foreign investment company (“PFIC”) adjustments, regulated investment company adjustments, taxable interest on defaulted securities, amortization adjustments on bonds and certain timing differences in the recognition of capital losses under income tax regulations and U.S. GAAP.
As of December 31, 2023, the Funds had the following capital loss carryforwards for federal income tax purposes:
Fund	No Expiration Short Term	No Expiration Long Term	Total
Balanced Fund	$ 544,864	$ 438,427	$ 983,291
Bond Fund	2,666,197	8,877,418	11,543,615
The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.
Under current laws, certain capital losses realized after October 31 and ordinary losses realized after December 31 may be deferred (and certain ordinary losses after October and/or December 31 may be deferred) and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2023, the Funds did not elect to defer any losses.
The Funds recognize tax benefits or expenses of uncertain tax positions only when the position is more likely than not to be sustained assuming examination by tax authorities. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.
Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital as presented on the Statements of Assets and Liabilities. These reclassifications have no impact on the net assets or NAV per share of the Funds. For the year ended December 31, 2023, there were no reclassifications between paid in capital and distributable earnings for the Funds.
7. Commitments and Contingencies
The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

Notes to Financial Statements (Continued)
8. Principal Risks
Risks Associated with Foreign Investments – Certain Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which could affect such investments. Political and military events, may cause market disruptions. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.
Risks Associated with Sector Concentration – Certain Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, these Funds may be more susceptible to economic, political, and regulatory developments, positive or negative, in a particular sector of the market and may experience increased volatility in the Funds' NAVs and magnified effect on the total return.
Risks Associated with Credit – An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those Funds that invest a significant amount of their assets in junk bonds or lower-rated securities.
Risks Associated with Cybersecurity – With the increased use of technologies, such as mobile devices and "cloud"-based service offerings and the dependence on the Internet and computer systems to perform necessary business functions, the Funds' service providers are susceptible to Cybersecurity risks that could result in losses to a Fund and its shareholders. Cybersecurity breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. A Cybersecurity breach could result in the loss or theft of customer data or funds, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on a Fund. Cybersecurity incidents could cause a Fund, the Adviser, a Sub-Adviser, or other service provider to incur regulatory penalties, reputational damage, compliance costs associated with corrective measures, litigation costs, or financial loss. They may also result in violations of applicable privacy and other laws. In addition, such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value.
Risks Associated with Interest Rate Changes – The price of debt securities is generally linked to the prevailing  market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in value for every year of duration. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. An increase in interest rates could negatively impact a Fund’s NAV. Recent and potential future changes in government monetary policy may affect  interest rates. Over the past several years, the U.S. Federal Reserve has maintained the level of interest rates at or near historic lows. However, more recently, interest rates have begun to increase as a result of action that has been taken by the U.S. Federal Reserve, which has raised, and may continue to raise, interest rates. Such increases could expose fixed-income and related markets to heightened volatility and could cause the value of a Fund's investments, and the Fund's NAV, to decline, potentially suddenly and significantly, which may negatively impact the Fund's performance.
Risks Associated with Health Crises – A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect Fund performance. For example, the COVID-19 pandemic has resulted and may continue to result in significant disruptions to global business activity and market volatility due to disruptions in market access, resource availability, facilities, operations, imposition of tariffs, export controls and supply chain disruption, among others. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect a Fund's performance, resulting in losses to your investment.
Please see the Funds’ prospectus and statement of additional information for a complete discussion of these and other risks.

Notes to Financial Statements (Continued)
9. Subsequent Events
Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events that necessitated recognition or disclosure in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Touchstone Variable Series Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Touchstone Variable Series Trust (the “Trust”) (comprising the Touchstone Balanced Fund, Touchstone Bond Fund, Touchstone Common Stock Fund and Touchstone Small Company Fund (collectively referred to as the “Funds”)), including the portfolios of investments, as of December 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Touchstone Variable Series Trust at December 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Touchstone Investments’ investment companies since 1999.
Cincinnati, Ohio
February 16, 2024

Other Items (Unaudited)
Dividend Received Deduction
For corporate shareholders, the following ordinary distributions paid during the fiscal year ended December 31, 2023 qualify for the corporate dividends received deduction. The Funds intend to pass through the maximum allowable percentage.
Balanced Fund	65.30%
Common Stock Fund	100.00%
Small Company Fund	100.00%
For the fiscal year ended December 31, 2023, the Funds designated long-term capital gains as follows:
Common Stock Fund	$ 14,224,709
Small Company Fund	$ 2,137,269
Proxy Voting Guidelines and Proxy Voting Records
The Sub-Advisers are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisers use in fulfilling this responsibility is available as an appendix to the most recent Statement of Additional Information, which can be obtained without charge by calling toll free 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com or on the Securities and Exchange Commission’s (the “Commission”) website sec.gov. Information regarding how those proxies were voted during the most recent twelve-month period ended June 30, which will be filed by August 31 of that year, is also available without charge by calling toll free 1.800.543.0407 or on the Commission’s website at sec.gov.
Quarterly Portfolio Disclosure
Each Fund’s holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. The complete listing of each Fund’s portfolio holdings is available on the Commission’s website and will be made available to shareholders upon request by calling 1.800.543.0407.
Schedule of Shareholder Expenses
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) and (2) ongoing costs, including investment advisory fees; shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 through December 31, 2023).
Actual Expenses
The first line for each share class of a Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended December 31, 2023” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class of a Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class of a Fund in the table below is useful

Other Items (Unaudited) (Continued)
in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
		Net Expense Ratio Annualized December 31, 2023	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Six Months Ended December 31, 2023*
Balanced Fund
Class SC	Actual	0.79%	$1,000.00	$1,054.20	$4.09
Class SC	Hypothetical	0.79%	$1,000.00	$1,021.22	$4.02
Class I	Actual	0.79%	$1,000.00	$1,054.60	$4.09
Class I	Hypothetical	0.79%	$1,000.00	$1,021.22	$4.02
Bond Fund
Class SC	Actual	0.90%	$1,000.00	$1,036.70	$4.62
Class SC	Hypothetical	0.90%	$1,000.00	$1,020.67	$4.58
Class I	Actual	0.61%	$1,000.00	$1,039.20	$3.14
Class I	Hypothetical	0.61%	$1,000.00	$1,022.13	$3.11
Common Stock Fund
Class SC	Actual	0.97%	$1,000.00	$1,061.50	$5.04
Class SC	Hypothetical	0.97%	$1,000.00	$1,020.32	$4.94
Class I	Actual	0.73%	$1,000.00	$1,062.90	$3.80
Class I	Hypothetical	0.73%	$1,000.00	$1,021.53	$3.72
Small Company Fund
Class I	Actual	0.76%	$1,000.00	$1,088.60	$4.00
Class I	Hypothetical	0.76%	$1,000.00	$1,021.37	$3.87
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).
Liquidity Risk Management
The Funds have adopted and implemented a written liquidity risk management program (the “LRM Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires that each Fund adopt a program that is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that a Fund could not meet redemption requests without significant dilution of remaining investors’ interests in a Fund.
Assessment and management of a Fund’s liquidity risk under the LRM Program takes into consideration certain factors, such as a Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the LRM Program includes policies and procedures for classification of Fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The Board of Trustees of the Trust approved the appointment of a LRM Program administrator responsible for administering the LRM Program and for carrying out the specific responsibilities set forth in the LRM Program, including reporting to the Board on at least an annual basis regarding the LRM Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The Board has reviewed the Program Administrator Report covering the period from May 12, 2022 through May 12, 2023 (the “Review Period”). The Program Administrator Report stated that during the Review Period the LRM Program operated adequately and effectively in promoting effective liquidity risk management for the Funds.
Advisory and Sub-Advisory Agreement Approval Disclosure
At a meeting held on November 16, 2023, the Board of Trustees (the “Board” or “Trustees”) of the Touchstone Variable Series Trust (the “Trust”), and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Investment Advisory Agreement between the Trust and the Adviser with respect to each Fund of the Trust, and the continuance of the Sub-Advisory Agreement between the Adviser and the Sub-Adviser.
In determining whether to approve the continuation of the Investment Advisory Agreement and the Sub-Advisory Agreements, the Adviser furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Investment Advisory Agreement and each Sub-Advisory Agreement was in the best interests of the respective Funds and their shareholders. The information provided to the Board included: (1) industry data comparing advisory fees and total

Other Items (Unaudited) (Continued)
expense ratios of comparable funds; (2) comparative performance information; (3) the Adviser’s and its affiliates’ revenues and costs of providing services to the Funds; and (4) information about the Adviser’s and Sub-Adviser’s personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Sub-Advisory Agreements with management and experienced independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Investment Advisory Agreement and each Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Investment Advisory Agreement and each Sub-Advisory Agreement with independent legal counsel in private sessions at which no representatives of management were present.
In approving the Funds’ Investment Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided to the Funds, including the personnel providing such services; (2) the Adviser’s compensation and profitability; (3) a comparison of fees and performance with comparable funds; (4) economies of scale; and (5) the terms of the Investment Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.
Nature, Extent and Quality of Adviser Services. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of senior personnel. In evaluating the quality of services provided by the Adviser, the Board took into account its familiarity with the Adviser’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Adviser’s compliance policies and procedures. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, was also considered. The Board also considered the Adviser’s relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest.
The Board discussed the Adviser’s effectiveness in monitoring the performance of the Sub-Adviser, an affiliate of the Adviser, and the Adviser’s timeliness in responding to performance issues. The Board considered the Adviser’s process for monitoring the Sub-Adviser, which includes an examination of both qualitative and quantitative elements of the Sub-Adviser’s organization, personnel, procedures, investment discipline, infrastructure and performance. The Board considered that the Adviser conducts periodic due diligence of the Sub-Adviser, during which the Adviser examines a wide variety of factors, such as the financial condition of the Sub-Adviser, the quality of the Sub-Adviser’s systems, the effectiveness of the Sub-Adviser’s disaster recovery programs, trade allocation and execution procedures, compliance with the Sub-Adviser’s policies and procedures, results of regulatory examinations and any other factors that might affect the quality of services that the Sub-Adviser provides to the Funds. The Board noted that the Adviser’s monitoring processes also include quarterly reviews of compliance certifications, and that any issues arising from such reviews and the Adviser’s due diligence reviews of the Sub-Adviser are reported to the Board.
The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to each Fund by the Adviser under the Investment Advisory Agreement.
Adviser’s Compensation and Profitability. The Board took into consideration the financial condition and profitability of the Adviser and its affiliates (including the Sub-Adviser) and the direct and indirect benefits derived by the Adviser and its affiliates from the Adviser’s relationship with the Funds. The information considered by the Board included operating profit margin information for the Adviser’s business as a whole. The Board noted that the Adviser had waived a portion of advisory fees and administrative fees and/or reimbursed expenses in order to limit each Fund’s net operating expenses. The Board also noted that the Adviser pays the Sub-Adviser’s sub-advisory fees out of the advisory fees the Adviser receives from the Funds. The Board reviewed the profitability of the Adviser’s relationship with the Funds both before and after tax expenses, and also considered whether the Adviser has the financial wherewithal to continue to provide services to the Funds, noting the ongoing commitment of the Adviser’s parent company with respect to providing support and resources as needed. The Board also noted that the Adviser derives benefits to its reputation and other benefits from its association with the Funds. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits, including those relating to dividend received deductions.
The Board recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Adviser. Based upon their review, the Trustees concluded that the Adviser’s and its affiliates’ level of profitability, if any, from their relationship with each Fund was reasonable and not excessive.
Expenses and Performance. The Board compared the respective advisory fees and total expense ratios for each of the Funds with various comparative data, including the median and average advisory fees and total expense ratios of each Fund’s respective peer group. The Board also considered, among other data, the Funds’ respective performance results during the six-month, twelve-month and thirty-six-month periods ended September 30, 2023 and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. The Board also took into account current market conditions and their effect on the Funds’ performance.

Other Items (Unaudited) (Continued)
The Board also considered the effect of each Fund’s growth and size on its performance and expenses. The Board noted that the Adviser had waived a portion of the fees and/or reimbursed expenses of the Funds in order to reduce those Funds’ respective operating expenses to targeted levels. The Board noted that the sub-advisory fees under the Sub-Advisory Agreement with respect to each Fund were paid by the Adviser out of the advisory fees it receives from the Fund and considered the impact of such sub-advisory fees on the profitability of the Adviser. In reviewing the respective total expense ratios and performance of each of the Funds, the Board also took into account the nature, extent and quality of the services provided to the Funds by the Adviser and its affiliates.
The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Fund:
Touchstone Balanced Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were each below the median of its peer group. The Board noted that the Adviser was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses. The Fund’s performance for each of the six-, twelve- and thirty-six-month periods ended September 30, 2023 was in the 1st quintile of its peer group. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Adviser and the other factors considered.
Touchstone Bond Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median and above the median, respectively, of its peer group. The Board noted that the Adviser was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses. The Fund’s performance for the six-month period ended September 30, 2023 was in the 4th quintile of its peer group, the Fund’s performance for the  twelve-month period ended September 30, 2023 was in the 2nd quintile of its peer group, and the Fund’s performance for the thirty-six-month period ended September 30, 2023 was in the 3rd quintile of its peer group. The Board noted management’s discussion of the Fund’s recent performance. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Adviser and the other factors considered.
Touchstone Common Stock Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median and above the median, respectively, of its peer group. The Board noted that the Adviser was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses. The Fund’s performance for each of the twelve- and thirty-six-month periods ended September 30, 2023 was in the 1st quintile of its peer group, while the Fund’s performance for the six-month period ended September 30, 2023 was in the 2nd quintile of its peer group. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Adviser and the other factors considered.
Touchstone Small Company Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were each below the median of its peer group. The Board noted that the Adviser was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses. The Fund’s performance for each of the six- and twelve-month periods ended September 30, 2023 was in the 2nd quintile, while the Fund’s performance for the thirty-six-month period ended September 30, 2023 was in the 1st quintile of its peer group. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Adviser and the other factors considered.
Economies of Scale. The Board considered the effect of each Fund’s current size and potential growth on its performance and expenses. The Board took into account management’s discussion of the Funds’ advisory fee structure. The Board considered the effective advisory fees under the Investment Advisory Agreement as a percentage of assets at different asset levels and possible economies of scale that might be realized if the assets of each Fund increase. The Board noted that the advisory fee schedules for all but one of the Funds contain breakpoints that would reduce the advisory fee rate on assets above specified levels as the respective Fund’s assets increased and considered the appropriateness of adding breakpoints with respect to the one Fund that currently did not have such breakpoints in its advisory fee schedule. The Board determined that adding breakpoints at specified levels to the advisory fee schedule of the one Fund that currently did not have such breakpoints was not appropriate at that time. The Board also noted that if a Fund’s assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that, under the Investment Advisory Agreement, the advisory fee payable to the Adviser by a Fund was reduced by the total sub-advisory fee paid by the Adviser to the Fund’s Sub-Adviser.
Conclusion. In considering the renewal of the Funds’ Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund. The Board reached the following conclusions regarding the Funds’ Investment Advisory Agreement with the Adviser, among others: (a) the Adviser demonstrated that it possesses the capability and resources to perform

Other Items (Unaudited) (Continued)
the duties required of it under the Investment Advisory Agreement; (b) the Adviser maintains an appropriate compliance program; (c) the overall performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices; and (d) each Fund’s advisory fee is reasonable in light of the services received by the Fund from the Adviser and the other factors considered. Based on their conclusions, the Trustees determined with respect to each Fund that continuation of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.
In approving the applicable Funds’ respective Sub-Advisory Agreements, the Board considered various factors with respect to each Fund and the applicable Sub-Advisory Agreement, among them: (1) the nature, extent and quality of services provided to the Fund, including the personnel providing such services; (2) the Sub-Adviser’s compensation; (3) a comparison of the sub-advisory fee and performance with comparable funds; and (4) the terms of the Sub-Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.
Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by the Adviser regarding the services provided by the Sub-Adviser, including information presented periodically throughout the previous year. The Board noted the affiliation of the Sub-Adviser with the Adviser, noting any potential conflicts of interest. The Board also noted that, on a periodic basis, the Board meets with portfolio managers of the Sub-Adviser to discuss its respective performance and investment processes and strategies. The Board considered the Sub-Adviser’s level of knowledge and investment style.  The Board reviewed the experience and credentials of the applicable investment personnel who are responsible for managing the investment of portfolio securities with respect to the Funds. The Board also noted the Sub-Adviser’s brokerage practices.
Sub-Adviser’s Compensation, Profitability and Economies of Scale. The Board also took into consideration the financial condition of the Sub-Adviser and any indirect benefits derived by the Sub-Adviser and its affiliates from the Sub-Adviser’s relationship with the Funds. In considering the profitability to the Sub-Adviser of its relationship with the Funds, the Board noted the undertaking of the Adviser to maintain expense limitations for the Funds and also noted that the sub-advisory fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Investment Advisory Agreement. As a consequence, the profitability to the Sub-Adviser of its relationship with a Fund was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Sub-Adviser’s management of the applicable Fund to be a substantial factor in its consideration, although the Board noted that the sub-advisory fee schedule for all but one of the Funds contained breakpoints that would reduce the sub-advisory fee rate on assets above specified levels as the applicable Fund’s assets increased.
Sub-Advisory Fees and Fund Performance. The Board considered that each Fund pays an advisory fee to the Adviser and that the Adviser pays the sub-advisory fee to the Sub-Adviser out of the advisory fee it receives from the respective Fund. The Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Sub-Adviser to manage comparable institutional separate accounts, as applicable. The Board considered the amount retained by the Adviser and the sub-advisory fee paid to the Sub-Adviser with respect to the various services provided by the Adviser and the Sub-Adviser. The Board reviewed the sub-advisory fee for each Fund in relation to various comparative data, including the median and average sub-advisory fees of each Fund’s peer group, and considered the following information:
Touchstone Balanced Fund. The Fund’s sub-advisory fee was below the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Adviser and the other factors considered.
Touchstone Bond Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Adviser and the other factors considered.
Touchstone Common Stock Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Adviser and the other factors considered.
Touchstone Small Company Fund. The Fund’s sub-advisory fee was below the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Adviser and the other factors considered.
As noted above, the Board considered each Fund’s performance during the six-month, twelve-month and thirty-six-month periods ended September 30, 2023 as compared to each Fund’s peer group and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. The Board noted the Adviser’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Sub-Adviser. The Board was mindful of the Adviser’s ongoing monitoring of the Sub-Adviser’s performance and the measures undertaken by the Adviser to address any underperformance.

Other Items (Unaudited) (Continued)
Conclusion. In considering the renewal of the Sub-Advisory Agreement with respect to each applicable Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Board reached the following conclusions regarding each Sub-Advisory Agreement, among others: (a) the Sub-Adviser is qualified to manage each Fund’s assets in accordance with the Fund’s investment goals and policies; (b) the Sub-Adviser maintains an appropriate compliance program; (c) the overall performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices; (d) each Fund’s sub-advisory fee is reasonable in light of the services received by the Fund from the Sub-Adviser and the other factors considered; and (e) the Sub-Adviser’s investment strategies are appropriate for pursuing the investment goals of each Fund. Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement with respect to each applicable Fund was in the best interests of the Fund and its shareholders.

Management of the Trust (Unaudited)
Listed below is required information regarding the Trustees and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com.
Interested Trustees[1]:
Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[2]	Other Directorships Held During Past 5 Years[3]
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President of Touchstone Funds from 1999 to 2020; Director and CEO of IFS Financial Services, Inc. (a holding company) since 1999; and Senior Vice President and Chief Marketing Officer of Western & Southern Financial Group, Inc. (a financial services company) since 2016.	39	Director, Integrity Life Insurance Co. and National Integrity Life Insurance Co. since 2005; Director, Touchstone Securities (the Distributor) since 1999; Director, Touchstone Advisors (the Adviser) since 1999; Director, W&S Brokerage Services, Inc. since 1999; Director, W&S Financial Group Distributors, Inc. since 1999; Director, Insurance Profillment Solutions LLC since 2014; Director, Columbus Life Insurance Co. since 2016; Director, The Lafayette Life Insurance Co. since 2016; Director, Gerber Life Insurance Company since 2019; Director, Western & Southern Agency, Inc. since 2018; and Director, LL Global, Inc. (not-for-profit trade organization with operating divisions LIMRA and LOMA) since 2016.
E. Blake Moore, Jr. Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1958	President and Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2021	President, Touchstone Funds since 2021; Chief Executive Officer of Touchstone Advisors, Inc. and Touchstone Securities, Inc. since 2020; President, Foresters Investment Management Company, Inc. from 2018 to 2020; President, North American Asset Management at Foresters Financial from 2018 to 2020; Managing Director, Head of Americas at UBS Asset Management from 2015 to 2017; and Executive Vice President, Head of Distribution at Mackenzie Investments from 2011 to 2014.	39	Trustee, College of Wooster since 2008; and Director, UBS Funds from 2015 to 2017.
Independent Trustees:
Karen Carnahan c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2019	Retired; formerly Chief Operating Officer of Shred-it (a business services company) from 2014 to 2015; formerly President & Chief Operating Officer of the document management division of Cintas Corporation (a business services company) from 2008 to 2014.	39	Director, Cintas Corporation since 2019; Director, Boys & Girls Club of West Chester/Liberty from 2016 to 2022; and Board of Advisors, Best Upon Request from 2020 to 2021.
William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Senior Vice President and Chief Financial Officer of Cintas Corporation (a business services company) from 1995 to 2015.	39	None.

Management of the Trust (Unaudited) (Continued)
Independent Trustees (Continued):
Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[2]	Other Directorships Held During Past 5 Years[3]
Susan M. King c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2021	Formerly, Partner of ID Fund LLC (2020 to 2021); formerly, Senior Vice President, Head of Product and Marketing Strategy of Foresters Financial (2018 to 2020); formerly, Managing Director, Head of Sales Strategy and Marketing, Americas of UBS Asset Management (2015 to 2017); formerly, Director, Allianz Funds, Allianz Funds Multi-Strategy Trust and AllianzGI Institutional Multi-Series Trust (2014 to 2015); and formerly, Director, Alliance Capital Cash Management Offshore Funds (2003 to 2005).	39	Trustee, Claremont McKenna College since 2017; Trustee, Israel Cancer Research Fund since 2019; and Board Member of WHAM! (Women's Health Access Matters) since 2021.
Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Vice President of Portfolio Management at Soin LLC (private multinational holding company and family office) from 2004 to 2020.	39	Director, SaverSystems, Inc. since 2015; Director, Buckeye EcoCare, Inc. from 2013 to 2018; Director, Turner Property Services Group, Inc. since 2017; Trustee, Dayton Region New Market Fund, LLC (private fund) since 2010; and Trustee, Entrepreneurs Center, Inc. (business incubator) since 2006.
Sally J. Staley[4] c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2023	Independent Consultant to Institutional Asset Owners since 2017; formerly Chief Investment Officer and Corporate Officer for Case Western Reserve University from 2006 to 2017; formerly Adviser to Fairport Asset Management LLC/Luma Wealth Advisors from 2011 to 2019.	39	Trustee, College of Wooster since 2006 (Chair since 2021); Trustee, Great Lakes Theater Festival since 2005; and Member of Advisory Committee, Certified Investment Fund Director Institute from 2015 to 2020.
William H. Zimmer III c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1953	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2019	Independent Treasury Consultant since 2014.	39	Director, Deaconess Associations, Inc. (healthcare) since 2001; Trustee, Huntington Funds (mutual funds) from 2006 to 2015; and Director, National Association of Corporate Treasurers from 2011 to 2015.
1 Ms. McGruder, as a director of the Adviser and the Distributor, and an officer of affiliates of the Adviser and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Moore, as an officer of the Adviser and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
2 As of December 31, 2023, the Touchstone Fund Complex consisted of 4 series of the Trust, 16 series of the Touchstone Strategic Trust, 12 series of the Touchstone Funds Group Trust and 7 series of the Touchstone ETF Trust.
3 Each Trustee is also a Trustee of Touchstone ETF Trust, Touchstone Strategic Trust and Touchstone Funds Group Trust.
4Ms. Staley was elected as a Trustee, effective as of January 1, 2023.

Management of the Trust (Unaudited) (Continued)

Principal Officers:
Name Address Year of Birth	Position(s) Held with Trust[1]	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years
E. Blake Moore, Jr. Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1958	President and Trustee	Until resignation, removal or disqualification President since January 2021	See biography above.
Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.
Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc. and Touchstone Securities, Inc.
Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President and Chief Administration Officer within the Office of the Chief Marketing Officer of Western & Southern Financial Group (since 2021); and Senior Vice President, Chief Financial Officer, and Chief Operations Officer of IFS Financial Services, Inc. (a holding company).
Benjamin Mollozzi Western & Southern Financial Group 400 Broadway Cincinnati, Ohio 45202 Year of Birth: 1984	Secretary	Until resignation, removal or disqualification Secretary since 2023	Counsel - Securities/Registered Funds of Western & Southern Financial Group (2022 to present); Attorney at U.S. Bank (2021 to 2022); Attorney at Ultimus Fund Solutions, LLC (2016 to 2021).
1 Each officer also holds the same office with Touchstone ETF Trust, Touchstone Strategic Trust and Touchstone Funds Group Trust.

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PRIVACY PROTECTION POLICY
We Respect Your Privacy
Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.
Our Pledge to Our Clients
•  We collect only the information we need to service your account and administer our business.
•  We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.
•  We make every effort to ensure the accuracy of your information.
We Collect the Following Nonpublic Personal Information About You:
•  Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and
•  Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.
Categories of Information We Disclose and Parties to Whom We Disclose
We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.
We Place Strict Limits and Controls on the Use and Sharing of Your Information
•  We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.
•  We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.
•  We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.
•  We will not sell your personal information to anyone.
We May Provide Information to Service Your Account
Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians and broker-dealers to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. We do not permit these companies to sell the information for their own purposes, and we never sell our customer information.
This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust and Touchstone ETF Trust.
The Privacy Protection Policy is not part of the Annual Report.

TSF-1006-TVST-AR-2312

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics is attached hereto as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Ms. Karen Carnahan is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	Audit fees for Touchstone Variable Series Trust totaled $78,900 and $78,900 for the fiscal years ending December 31, 2023 and December 31, 2022, respectively, including fees associated with the annual audits and filings of Form N-1A and Form N-CEN.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $1,400 and $4,000 for the fiscal years ended December 31, 2023 and December 31, 2022, respectively. The fees are associated with out of scope services and merger related audit procedures.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $14,520 and $14,520 for the fiscal years ended December 31, 2023 and December 31, 2022, respectively. The fees relate to the preparation of federal income and excise tax returns and review of capital gains distribution calculations.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $243 and $1,226 for the fiscal years ended December 31, 2023 and December 31, 2022, respectively. The fees relate to the PFIC analyzer and Global Withholding Tax Reporter subscriptions.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	All of the services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees for Touchstone Variable Series Trust and certain entities*, totaled approximately $914,362 and $699,959 for the fiscal years ended December 31, 2023 and December 31, 2022, respectively.

* These include the advisers (excluding non-affiliated sub-advisers) and any entity controlling, controlled by or under common control with the advisers that provides ongoing services to the registrant (Funds).

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, and any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Touchstone Variable Series Trust

By (Signature and Title)*	/s/ E. Blake Moore, Jr.
E. Blake Moore, Jr., President
(principal executive officer)

Date	02/29/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ E. Blake Moore, Jr.
E. Blake Moore, Jr., President
(principal executive officer)

Date	02/29/2024

By (Signature and Title)*	/s/ Terrie A. Wiedenheft
Terrie A. Wiedenheft, Controller and Treasurer
(principal financial officer)

Date	02/29/2024

* Print the name and title of each signing officer under his or her signature.